                                                                   NUVEEN
                                                                     Investments

--------------------------------------------------------------------------------

                         Nuveen Growth and Income Funds

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                       Annual Report dated June 30, 2002
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For investors seeking long-term growth and current income potential.

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                              [PHOTO APPEARS HERE]

Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund
Nuveen European Value Fund

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                           -----------------------------------------------------
                           NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
---------------------------------------------------------------
This report must be preceded by or accompanied by a prospectus.

Dear Shareholder,

During the period covered by this report, your Fund faced an extremely difficult market, yet was able to provide competitive returns as compared to its benchmark. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund spotlight sections of this report. Nuveen's Growth and Income Funds feature portfolio management by Institutional Capital Corporation (ICAP). The management experience of ICAP has produced solid investment results using a catalyst driven value investment style to try to identify exceptional values. The Balanced Municipal and Stock Fund features portfolio management by two teams of experts, Nuveen Investment Management
(NIM), specializing in municipal bonds and ICAP concentrating on large-capitalization value-oriented equities. I urge you to take the time to read the management comments.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy--see the inside front cover of this report for detailed instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/S/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 16, 2002

[PHOTO APPEARS HERE]

      "I also urge you to consider receiving future Fund reports and other information electronically...see the inside front cover of this report for detailed instructions."

                                                          Annual Report | Page 1

Portfolio Managers' Comments

Nuveen's Growth and Income Funds feature portfolio management by Institutional Capital Corporation (ICAP). The municipal portion of the Balanced Municipal and Stock Fund features portfolio management by Nuveen Investment Management (NIM). We recently asked Rob Lyon, president and chief investment officer of ICAP, who manages the equity portion, and Tom Spalding of NIM for their perspective on the economic and stock-market environment for the funds during the fiscal year ended June 30, 2002.

--------------------------------------------------------------------------------

Q. What were some of the most significant market factors affecting the funds' performance during the period?


A. The past 12 months were characterized by fears of terrorism, international conflict, economic uncertainty, and questionable accounting. Shortly after the period began, the September 11 terrorist attacks sent stock markets sharply lower worldwide. Stocks recovered for a time, yet as a whole, the period was marked by a steady decline in company valuations. Investors remained very concerned about global events, including the ongoing war on terrorism, conflict between India and Pakistan, and continued violence in the Middle East. Investors worried as well about the strength of the economic recovery, despite the lowest interest-rate environment in 40 years. Corporate misdeeds added to their worries. Beginning with Enron, it became clear that a number of formerly high-flying companies--Global Crossing, Adelphia Communications, and WorldCom being notorious examples--used phony accounting to overstate their income.

Municipal bonds, meanwhile, were relatively solid performers during the past 12 months. Investors, nervous about owning stocks, sought a measure of stability in high-quality tax-free bonds. Municipal bond supply continued to be strong, as state and local governments, facing declining tax revenues, looked to debt to fund infrastructure and other essential needs.

Q. In this environment, how did the funds perform?

A. The chart on the next page provides performance information for Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund (Class A shares at net asset value) for the one-year ended June 30, 2002. The chart also compares the funds' performance to that of its benchmarks.

Performance for the three U.S stock funds held their own versus their peers as represented by the Lipper category average index, although absolute returns were negative. The European value fund maintained positive performance until the last month of the 12-month time period and finished well ahead of its benchmark. Performance was notable in the basic industry and retail sectors as low interest rates and continued strong consumer spending helped to lift these sectors. The two worst performing sectors--technology and communications--detracted from the funds' relative performance with respect to both stock selection and sector weighting.

Q. What was your approach to managing the equity portions of the funds?

A. Our approach remained relatively consistent during the past 12 months. We focused on identifying the stocks we believed best met our investment criteria. In particular, we invest in stocks that we believe are relatively undervalued and have an identifiable "catalyst"--such as a corporate restructuring, deregulatory environment, or new product offering--that may unlock a company's hidden value and result in a rising stock price. With this approach, we end up with a portfolio of investments that we believe offers our shareholders the best potential for price appreciation. With the enormous attention being paid to corporate financial statements, and with investors widely fearful of accounting fraud, we devoted even more attention than usual to analyzing company balance sheets and income statements. In an effort to further strengthen the portfolios, we focused on companies with strong credit ratings and

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 2

One-Year Total Returns as of 6-30-02
--------------------------------------------------------
Nuveen Large-Cap Value Fund/1/                   -12.23%
Lipper Large-Cap Value Funds Index/2/            -13.75%
Russell 1000 Value Index/3/                       -8.95%
S&P 500 Index/4/                                 -17.99%
--------------------------------------------------------
Nuveen Balanced Municipal and Stock Fund/1/       -8.11%
Lipper Balanced Funds Index/5/                    -7.54%
Lehman Brothers 10-Year Municipal Index/6/         7.24%
S&P 500 Index/4/                                 -17.99%
--------------------------------------------------------
Nuveen Balanced Stock and Bond Fund/1/            -5.14%
Lipper Balanced Funds Index/5/                    -7.54%
Lehman Brothers Intermediate Treasury Index/7/     8.14%
S&P 500 Index/4/                                 -17.99%
--------------------------------------------------------
Nuveen European Value Fund/1/                     -4.32%
Lipper European Fund Index/8/                     -7.86%
MSCI Europe IX GD Index/9/                        -7.41%
--------------------------------------------------------

improving balance sheets. Companies with significant amounts of debt did not, in our opinion, represent good investments because they are more vulnerable to stock price declines.

Throughout the 12-month time frame, the portfolios maintained a focus on balance sheet and financial strength. During the period, a number of high-quality companies saw their stock prices collapse along with the rest of the market. In certain cases, there has been little or no deterioration in company earnings estimates or projections. These situations may provide new opportunities for the portfolio, while still meeting the funds' high financial standards.

Q. What were some specific stocks that helped performance?

A. One of the fund's top performers was General Dynamics, a large defense contractor. As a significant supplier to the U.S. military, the company benefited from heightened demand for its products stemming from the war on terrorism. In the healthcare sector, HCA was also a strong stock for the fund. HCAoperates more than 180 hospitals and 80 surgery centers in the U.S. and Europe. Wells Fargo, the nation's fifth-largest banking chain, also performed very well, as did retailer Sears, which has benefited from a strong management team.

Q. How did you manage the municipal portion of the Balanced Municipal and Stock Fund?

A. We maintained a fairly consistent management approach for the municipal portion as well. Our focus during the past 12 months was on municipal bonds that were relatively less sensitive to general economic conditions. In particular, we focused on securities that support essential services, in such sectors as utilities and water and sewer. We also focused on bonds in the healthcare sector, an area of the market that performed well amid the economic slowdown. As the baby boom generation ages, healthcare may continue to provide favorable performance.

--------------------------------------------------------------------------------

1 Performance figures are quoted for Class A shares at net asset value as of June 30, 2002. Current performance may be less than the performance shown.

2 The Lipper Large-Cap Value Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended June 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

3 The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth value. An index is not available for direct investment.

4 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.

5 The Lipper Balanced Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended June 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

6 The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

7 The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

8 The Lipper European Fund Index return represent the average annualized total return of the 30 largest funds in the Lipper European Fund category for the year ended June 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

9 The MSCI Europe IX GD Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 3

With the economic environment so uncertain, we closely monitored the overall credit quality of the municipal holdings, seeking to improve yield while managing risk. We were generally successful in this regard. However, the fund was not able to entirely escape credit problems.

For example, the Nuveen Balanced Municipal and Stock Fund held a position of municipal bonds issued to purchase gas from an affiliate of Enron. The market value of this bond was negatively affected by Enron's bankruptcy. In early January 2002, the fund sold all of its position in this Enron-related credit. We don't believe situations like these will have a material effect on the long-term performance of the fund, and we are prepared to act swiftly to try to keep any fluctuations in portfolio values stemming from unanticipated events to a minimum.

Q. What do you see ahead for the markets and the funds?

A. As of June 30, the economy appeared to be improving, though the stock market continued to lag behind. In our opinion, economic growth will continue throughout the rest of 2002 and into 2003. We base our optimism on the potential for continued strong consumer spending, low inventory levels, low interest rates, and low inflation, among other influences. In addition, proposed accounting reforms are likely to become law soon, a move that we think will help restore investor confidence.

As we mentioned in our last report to shareholders, it's been more than six decades since the stock market last declined for three straight years. With the market down substantially for the first six months of 2002, such a scenario has become increasingly likely, even if stocks stage an impressive recovery in the next six months. Although we believe wholeheartedly in the long-term growth potential of stocks, we think that recent history has demonstrated more than ever the importance of a diversified portfolio to surviving market ups and downs.

As we await a more favorable investing environment, we'll continue to focus on the stocks that we believe provide the best relative value for our shareholders. By following our investment discipline, we're confident that we can uncover solid companies selling for attractive prices and with strong near-term appreciation potential.

                             Annual Report | Page 4

Fund Spotlight as of 6/30/02                         Nuveen Large-Cap Value Fund
================================================================================
Quick Facts

                          A Shares   B Shares   C Shares  R Shares

Net Asset Value             $21.35    $ 21.08     $21.04    $21.41
--------------------------------------------------------------------------------
Latest Dividend/1/         $0.0742    $0.0000    $0.0000   $0.1342
--------------------------------------------------------------------------------
Inception Date              Aug-96     Aug-96     Aug-96    Aug-96
--------------------------------------------------------------------------------

Annualized Total Returns as of 6/30/02/2/

A Shares                       NAV     Offer
1-Year                     -12.23%   -17.28%
--------------------------------------------
5-Year                       4.71%     3.48%
--------------------------------------------
Since Inception              9.59%     8.49%
--------------------------------------------

B Shares                  w/o CDSC    w/CDSC
1-Year                     -12.86%   -16.34%
--------------------------------------------
5-Year                       3.96%     3.81%
--------------------------------------------
Since Inception              8.79%     8.68%
--------------------------------------------

C Shares                               NAV
1-Year                               -12.91%
--------------------------------------------
5-Year                                 3.95%
--------------------------------------------
Since Inception                        8.77%
--------------------------------------------

R Shares                               NAV
1-Year                               -11.98%
--------------------------------------------
5-Year                                 4.98%
--------------------------------------------
Since Inception                        9.88%
--------------------------------------------

Top Ten Stock Holdings/3/

Citigroup Inc.                          4.4%
--------------------------------------------
Bank One Corporation                    3.4%
--------------------------------------------
MetLife, Inc.                           3.3%
--------------------------------------------
Diageo plc Sponsored ADR                3.3%
--------------------------------------------
Wells Fargo & Company                   3.2%
--------------------------------------------
Fannie Mae                              3.1%
--------------------------------------------
Loews Corporation                       3.1%
--------------------------------------------
Exxon Mobil Corporation                 3.0%
--------------------------------------------
Koninklijke (Royal) Philips
Electronics N.V. -- New York Shares     3.0%
--------------------------------------------
Kimberly-Clark Corporation              2.9%
--------------------------------------------

Portfolio Allocation

[Pie chart appears here]

Equity                 Cash Equivalents
97.4%                  2.6%

Top Five Stock Sectors/3/
-----------------------------------------------------
Financials                                      28.4%
-----------------------------------------------------
Consumer Discretionary                          19.9%
-----------------------------------------------------
Healthcare                                      10.1%
-----------------------------------------------------
Energy                                           9.6%
-----------------------------------------------------
Industrials                                      8.8%
-----------------------------------------------------

Portfolio Statistics

Net Assets ($000)                            $722,272
-----------------------------------------------------
Beta                                             0.60
-----------------------------------------------------
Average Market Capitalization (Stocks)  $49.4 Billion
-----------------------------------------------------
Average P/E (Stocks)                             23.5
-----------------------------------------------------
Number of Stocks                                   44
-----------------------------------------------------
Expense Ratio/4/                                1.36%
-----------------------------------------------------

--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid December 28, 2001. This is the latest annual taxable income dividend declared during the fiscal year ended June 30, 2002.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

3 As a percentage of total stock holdings as of June 30, 2002. Holdings are subject to change.

4  For Class A shares after credit/reimbursement.

                             Annual Report | Page 5

--------------------------------------------------------------------------------
Fund Spotlight as of 6/30/02            Nuveen Balanced Municipal and Stock Fund
================================================================================
Quick Facts

                           A Shares       B Shares       C Shares       R Shares
--------------------------------------------------------------------------------
Net Asset Value              $21.45         $22.14         $22.12         $21.17
--------------------------------------------------------------------------------
Latest Dividend/1/          $0.1614        $0.0000        $0.0000        $0.2188
--------------------------------------------------------------------------------
Latest Tax-Exempt
Dividend/2/                 $0.0390        $0.0260        $0.0260        $0.0430
--------------------------------------------------------------------------------
Latest Capital Gain/3/      $0.0629        $0.0629        $0.0629        $0.0629
--------------------------------------------------------------------------------
Inception Date               Aug-96         Aug-96         Aug-96         Aug-96
--------------------------------------------------------------------------------

Annualized Total Returns as of 6/30/02/4/
A Shares                       NAV               Offer
1-Year                      -8.11%             -13.39%
------------------------------------------------------
5-Year                       3.47%               2.25%
------------------------------------------------------
Since Inception              5.87%               4.81%
------------------------------------------------------

B Shares                  w/o CDSC              w/CDSC
1-Year                      -8.78%             -12.36%
------------------------------------------------------
5-Year                       2.72%               2.55%
------------------------------------------------------
Since Inception              5.11%               4.98%
------------------------------------------------------

C Shares                       NAV
1-Year                      -8.79%
------------------------------------------------------
5-Year                       2.71%
------------------------------------------------------
Since Inception              5.10%
------------------------------------------------------

R Shares                       NAV
1-Year                      -7.84%
------------------------------------------------------
5-Year                       3.72%
------------------------------------------------------
Since Inception              6.14%
------------------------------------------------------

Yields
A Shares                       NAV               Offer
30-Day SEC Yield             2.29%               2.16%
------------------------------------------------------

B Shares                       NAV
------------------------------------------------------
30-Day SEC Yield             1.54%
------------------------------------------------------

C Shares                       NAV
------------------------------------------------------
30-Day SEC Yield             1.54%
------------------------------------------------------
R Shares                       NAV
30-Day SEC Yield             2.55%
------------------------------------------------------

Portfolio Allocation
[PIE CHART APPEARS HERE]
                       Bonds                     58.1%
                      Equity                     41.9%

Top Five Stock Sectors/5/
Financials                                       28.5%
------------------------------------------------------
Consumer Discretionary                           20.1%
------------------------------------------------------
Healthcare                                       10.1%
------------------------------------------------------
Energy                                            9.3%
------------------------------------------------------
Industrials                                       8.7%
------------------------------------------------------

Top Five Stock Holdings/5/
Citigroup Inc.                                    4.4%
------------------------------------------------------
Bank One Corporation                              3.3%
------------------------------------------------------
MetLife, Inc.                                     3.2%
------------------------------------------------------
Diageo plc Sponsored ADR                          3.2%
------------------------------------------------------
Wells Fargo & Company                             3.2%
------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                            $ 113,878
------------------------------------------------------
Average Market Capitalization (Stocks)   $49.4 Billion
------------------------------------------------------
Average P/E (Stocks)                              24.9
------------------------------------------------------
Number of Stocks                                    44
------------------------------------------------------
Average Duration (Bonds)                          4.45
------------------------------------------------------
Expense Ratio/6/                                 1.25%
------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid December 28, 2001. This is the latest annual taxable income dividend declared during the fiscal year ended June 30, 2002.

2 Paid July 1, 2002. This is the latest monthly tax-exempt dividend declared during the fiscal year ended June 30, 2002. Tax-exempt income may be subject to state and local taxes as well as federal alternative minimum tax.

3 Paid December 5, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

4 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

5 As a percentage of total stock holdings as of June 30, 2002. Holdings are subject to change.

6    For Class A shares after credit/reimbursement.


                             Annual Report | Page 6

Fund Spotlight as of 6/30/02                 Nuveen Balanced Stock and Bond Fund
================================================================================
Quick Facts

                               A Shares       B Shares    C Shares     R Shares
--------------------------------------------------------------------------------
Net Asset Value                 $23.48         $23.48       $23.49       $23.47
--------------------------------------------------------------------------------
Latest Dividend/1/             $0.1200        $0.0739      $0.0739      $0.1354
--------------------------------------------------------------------------------
Latest Capital Gain/2/         $0.0092        $0.0092      $0.0092      $0.0092
--------------------------------------------------------------------------------
Inception Date                  Aug-96         Aug-96       Aug-96       Aug-96
--------------------------------------------------------------------------------

Annualized Total Returns as of 6/30/02/3/

A Shares                            NAV          Offer
1-Year                           -5.14%        -10.59%
------------------------------------------------------
5-Year                            5.85%          4.61%
------------------------------------------------------
Since Inception                   8.55%          7.46%
------------------------------------------------------
B Shares                       w/o CDSC         w/CDSC
1-Year                           -5.86%         -9.57%
------------------------------------------------------
5-Year                            5.07%          4.91%
------------------------------------------------------
Since Inception                   7.75%          7.63%
------------------------------------------------------
C Shares                           NAV
------------------------------------------------------
1-Year                           -5.86%
------------------------------------------------------
5-Year                            5.08%
------------------------------------------------------
Since Inception                   7.76%
------------------------------------------------------
R Shares                           NAV
------------------------------------------------------
1-Year                           -4.90%
------------------------------------------------------
5-Year                            6.10%
------------------------------------------------------
Since Inception                   8.81%
------------------------------------------------------

Top Five Stock Holdings/4/
Citigroup Inc.                                    4.3%
------------------------------------------------------
Verizon Communications Inc.                       3.4%
------------------------------------------------------
Schering-Plough Corporation                       3.2%
------------------------------------------------------
McDonald's Corporation                            3.1%
------------------------------------------------------
Exxon Mobil Corporation                           3.0%
------------------------------------------------------

Portfolio Allocation

[PIE CHART APPEARS HERE]

Equity                                           63.8%
------------------------------------------------------
U.S. Government Obligations                      33.8%
------------------------------------------------------
Cash Equivalents                                  2.4%
------------------------------------------------------

Top Five Stock Sectors/4/
Financials                                       26.2%
------------------------------------------------------
Consumer Discretionary                           20.5%
------------------------------------------------------
Healthcare                                       11.0%
------------------------------------------------------
Energy                                            9.4%
------------------------------------------------------
Industrials                                       9.1%
------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                             $67,985
------------------------------------------------------
Average Market Capitalization (Stocks)  $49.4 Billion
------------------------------------------------------
Average P/E (Stocks)                             25.0
------------------------------------------------------
Number of Stocks                                   44
------------------------------------------------------
Average Duration (Bonds)                         5.06
------------------------------------------------------
Expense Ratio/5/                                 1.24%
------------------------------------------------------

--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid July 1, 2002. This is the latest quarterly taxable income dividend declared during the fiscal year ended June 30, 2002.

2 Paid December 5, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

3 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

4 As a percentage of total stock holdings as of June 30, 2002. Holdings are subject to change.

5    For Class A shares after credit/reimbursement.


                             Annual Report | Page 7

Fund Spotlight as of 6/30/02                          Nuveen European Value Fund
================================================================================
Quick Facts

                              A Shares       B Shares     C Shares     R Shares
--------------------------------------------------------------------------------
Net Asset Value                 $17.66         $17.49       $17.49       $17.70
--------------------------------------------------------------------------------
Latest Dividend1               $0.0812        $0.0000      $0.0000      $0.1278
--------------------------------------------------------------------------------
Inception Date                  May-98         May-98       May-98       May-98
--------------------------------------------------------------------------------

Annualized Total Returns as of 6/30/02/2/

A Shares                           NAV          Offer
1-Year                          -4.32%         -9.82%
------------------------------------------------------
Since Inception                   0.00%         -1.44%
------------------------------------------------------
B Shares                      w/o CDSC         w/CDSC
1-Year                           -4.89%         -8.69%
------------------------------------------------------
Since Inception                  -0.70%         -1.14%
------------------------------------------------------
C Shares                           NAV
------------------------------------------------------
1-Year                           -4.89%
------------------------------------------------------
Since Inception                  -0.70%
------------------------------------------------------
R Shares                           NAV
------------------------------------------------------
1-Year                           -4.01%
------------------------------------------------------
Since Inception                   0.23%
------------------------------------------------------

Country Allocation/3/
United Kingdom                    26.9%
------------------------------------------------------
Switzerland                       13.8%
------------------------------------------------------
Netherlands                       11.5%
------------------------------------------------------
United States                     10.5%
------------------------------------------------------
Belgium                            8.5%
------------------------------------------------------
France                             7.5%
------------------------------------------------------
Greece                             4.5%
------------------------------------------------------
Finland                            4.5%
------------------------------------------------------
Bermuda                            4.4%
------------------------------------------------------
Germany                            4.4%
------------------------------------------------------
Australia                          3.5%
------------------------------------------------------

Top Five Stock Sectors/4/
Financials                         23.7%
------------------------------------------------------
Consumer Discretionary             20.3%
------------------------------------------------------
Consumer Staples                   14.6%
------------------------------------------------------
Energy                             13.9%
------------------------------------------------------
Utilities                          12.9%
------------------------------------------------------

Portfolio Allocation

[PIE CHART APPEARS HERE]

Equity                                           93.6%
------------------------------------------------------
Cash Equivalents                                  6.4%
------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                              $8,801
------------------------------------------------------
Beta                                             0.85
------------------------------------------------------
Average Market Capitalization (Stocks)    $60 Billion
------------------------------------------------------
Average P/E (Stocks)                             34.0
------------------------------------------------------
Number of Stocks                                   19
------------------------------------------------------
Expense Ratio/5/                                 1.54%
------------------------------------------------------

Top Ten Stock Holdings/4/
Groupe Bruxelles Lambert S.A.                     9.1%
------------------------------------------------------
BP plc Sponsored ADR                              8.8%
------------------------------------------------------
Koninklijke (Royal) Philips Electronics
N.V. - New York Shares                            7.5%
------------------------------------------------------
National Grid Group plc                           5.1%
------------------------------------------------------
TotalFinaElf S.A. Sponsored ADR                   5.1%
------------------------------------------------------
Novartis AG ADR                                   5.1%
------------------------------------------------------
Barclays plc                                      5.0%
------------------------------------------------------
Diageo plc Sponsored ADR                          5.0%
------------------------------------------------------
Nestle S.A. Sponsored ADR                         4.9%
------------------------------------------------------
BAE SYSTEMS plc                                   4.9%
------------------------------------------------------

--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

1 Paid December 28, 2001. This is the latest annual taxable income dividend declared during the fiscal year ended June 30, 2002.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

3 As a percentage of total holdings as of June 30, 2002. Holdings are subject to change.

4 As a percentage of total stock holdings as of June 30, 2002. Holdings are subject to change.

5    For Class A shares after credit/reimbursement.


                             Annual Report | Page 8

--------------------------------------------------------------------------------
                    Growth of an Assumed $10,000 Investment
================================================================================
Nuveen Large-Cap Value Fund/1, 2, 3/

[Mountain chart appears here]

                     Nuveen         Nuveen
                   Large-Cap      Large-Cap       Russell
                  Value Fund     Value Fund     1000 Value       S&P 500
               (Offer) $16,154  (NAV) $17,140  Index $18,463  Index $16,517
Aug 96             $ 9,425         $10,000        $10,000        $10,000
Jun 97             $12,834         $13,617        $13,457        $13,799
Jun 98             $15,603         $16,555        $17,338        $17,959
Jun 99             $17,535         $18,605        $20,177        $22,047
Jun 00             $16,602         $17,615        $18,379        $23,644
Jun 01             $18,431         $19,555        $20,278        $20,139
Jun 02             $16,154         $17,140        $18,463        $16,517

Nuveen Balanced Municipal and Stock Fund/1,2,4/

[Mountain chart appears here]

          Nuveen Balanced   Nuveen Balanced
           Municipal and     Municipal and     Lehman Brothers
            Stock Fund        Stock Fund      10-Year Municipal      S&P 500
          (Offer) $13,254    (NAV) $14,062     Index $14,607      Index $16,517
Aug 96        $ 9,425           $10,000            $10,000           $10,000
Jun 97        $11,177           $11,858            $10,730           $13,799
Jun 98        $12,821           $13,603            $11,640           $17,959
Jun 99        $13,525           $14,350            $11,907           $22,047
Jun 00        $13,413           $14,231            $12,440           $23,644
Jun 01        $14,432           $15,312            $13,621           $20,139
Jun 02        $13,254           $14,062            $14,607           $16,517
--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the corresponding index(s). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

2 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.

3 The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values.

4 The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 9

--------------------------------------------------------------------------------
Growth of an Assumed $10,000 Investment
================================================================================
Nuveen Balanced Stock and Bond Fund/1,2,3/

[MOUNTAIN CHART APEARS HERE]

                  Nuveen Balanced   Nuveen Balanced   Lehman Brothers
                     Stock and         Stock and       Intermediate
                     Bond Fund         Bond Fund         Treasury       S&P 500
                      (Offer)            (NAV)            Index          Index
Aug 96               $ 9,425           $10,000           $10,000        $10,000
Jun 97               $11,602           $12,310           $10,642        $13,799
Jun 98               $13,537           $14,363           $11,536        $17,959
Jun 99               $14,917           $15,827           $12,053        $22,047
Jun 00               $14,733           $15,632           $12,608        $23,644
Jun 01               $16,263           $17,255           $13,859        $20,139
Jun 02               $15,413           $16,354           $14,987        $16,517


Nuveen European Value Fund/1,4/

[MOUNTAIN CHART APPEARS HERE]

                   Nuveen European    Nuveen European    MSCI Europe
                     Value Fund         Value Fund          IX GD
                       (Offer)             (NAV)            Index
May 98                $ 9,425             $10,000          $10,000
Jun 99                $ 9,520             $10,101          $10,057
Jun 00                $11,161             $11,842          $11,606
Jun 01                $ 9,868             $10,468          $ 9,123
Jun 02                $ 9,423             $ 9,998          $ 8,446


The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the corresponding index(s). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

2 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.

3 The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

4 The MSCI Europe IX GD Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                            Annual Report | Page 10

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND
June 30, 2002

                                                                                  Market
   Shares Description                                                              Value
----------------------------------------------------------------------------------------
          COMMON STOCKS - 95.9%
          Consumer Discretionary - 17.8%
  232,849 Gannet Co., Inc.                                                  $ 17,673,239
  318,950 General Motors Corporation                                          17,047,878
  764,182 Koninklijke (Royal) Philips Electronics N.V. - New York Shares      21,091,423
1,603,100 Liberty Media Corporation - Class A #                               16,031,000
  709,300 McDonald's Corporation                                              20,179,585
  326,250 Sears, Roebuck and Co.                                              17,715,375
  503,750 Target Corporation                                                  18,709,275
----------------------------------------------------------------------------------------
          Consumer Staples - 6.0%
  443,450 Diageo plc Sponsored ADR                                            22,904,193
  328,850 Kimberly-Clark Corporation                                          20,388,700
----------------------------------------------------------------------------------------
          Energy - 9.4%
  646,000 Conoco Inc.                                                         17,958,800
  404,059 Encana Corp.                                                        12,364,205
  515,992 Exxon Mobil Corporation #                                           21,114,393
  275,550 Phillips Petroleum Company                                          16,224,384
----------------------------------------------------------------------------------------
          Financials - 27.7%
  614,300 Bank One Corporation                                                23,638,264
  801,004 Citigroup Inc.                                                      31,038,905
  298,850 Fannie Mae                                                          22,040,188
  459,400 FleetBoston Financial Corporation                                   14,861,590
  244,250 Goldman Sachs Group, Inc.                                           17,915,738
  311,700 Household International, Inc.                                       15,491,490
  400,050 Loews Corporation                                                   21,482,685
  796,850 MetLife, Inc.                                                       22,949,280
  483,700 Travelers Property Casualty Corp. - Class A #                        8,561,490
  444,250 Wells Fargo & Company                                               22,239,155
----------------------------------------------------------------------------------------
          Healthcare - 9.8%
  111,300 Becton, Dickinson and Company                                        3,834,285
  514,150 Bristol-Myers Squibb Company                                        13,213,655
  109,700 CIGNA Corporation                                                   10,686,974
  320,350 Guidant Corporation #                                                9,684,181
  343,700 HCA Inc.                                                            16,325,750
  703,500 Schering-Plough Corporation                                         17,306,100
----------------------------------------------------------------------------------------
          Industrials - 8.6%
  307,450 Caterpillar Inc.                                                    15,049,678
1,062,700 Cendant Corporation #                                               16,875,676
  124,150 General Dynamics Corporation                                        13,203,353
  476,262 Honeywell International Inc.                                        16,778,710
----------------------------------------------------------------------------------------
          Information Technology - 5.1%
  360,800 Electronic Data Systems Corporation                                 13,403,720
  429,300 Intel Corporation                                                    7,843,311

--------------------------------------------------------------------------------
11

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND (continued)
June 30, 2002

                                                                        Market
        Shares Description                                               Value
  ----------------------------------------------------------------------------
               Information Technology (continued)
       136,050 International Business Machines Corporation (IBM) $  9,795,600
       915,700 Solectron Corporation #                              5,631,555
  ----------------------------------------------------------------------------
               Materials - 4.0%
       451,500 Dow Chemical Company                                15,522,570
       208,500 Weyerhaeuser Company                                13,312,725
  ----------------------------------------------------------------------------
               Utilities - 7.5%
     1,081,600 AT&T Corp.                                          11,573,120
       275,050 American Electric Power Company, Inc.               11,007,501
       272,350 Entergy Corporation                                 11,558,531
       501,666 Verizon Communications Inc.                         20,141,890
  ----------------------------------------------------------------------------
               Total Common Stocks (cost $660,581,360)            692,370,120
               ------------------------------------------------- ------------
               PREFERRED STOCKS - 1.7%
               Consumer Discretionary - 1.7%
       606,315 The News Corporation Limited Sponsored ADR          11,974,721
  ----------------------------------------------------------------------------
               Total Preferred Stocks (cost $12,268,944)           11,974,721
               ------------------------------------------------- ------------

                                                                        Market
  Shares (000) Description                                               Value
  ----------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 2.6%
      19,060   J.P. Morgan Prime Money Market Fund, 1.670%         19,060,019
  ----------------------------------------------------------------------------
  ------------
               Total Short-Term Investments (cost $19,060,019)     19,060,019
               ------------------------------------------------- ------------
               Total Investments (cost $691,910,323) - 100.2%     723,404,860
               ------------------------------------------------- ------------
               Other Assets Less Liabilities - (0.2)%              (1,133,117)
               ------------------------------------------------- ------------
               Net Assets - 100%                                 $722,271,743
               ------------------------------------------------- ------------

           #  Non-income producing.


                                See accompanying notes to financial statements.

----
12

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
June 30, 2002

                                                                                 Market
 Shares Description                                                               Value
------------------------------------------------------------------------------------------
        COMMON STOCKS - 41.0%
        Consumer Discretionary - 7.7%

 15,693 Gannet Co., Inc.                                               $      1,191,099

 21,500 General Motors Corporation                                            1,149,175

 52,604 Koninklijke (Royal) Philips Electronics N.V. - New York Shares        1,451,870

107,600 Liberty Media Corporation - Class A #                                 1,076,000

 49,700 McDonald's Corporation                                                1,413,965

 21,900 Sears, Roebuck and Co.                                                1,189,170

 33,450 Target Corporation                                                    1,242,333
------------------------------------------------------------------------------------------
        Consumer Staples - 2.5%

 29,600 Diageo plc Sponsored ADR                                              1,528,840

 22,150 Kimberly-Clark Corporation                                            1,373,300
------------------------------------------------------------------------------------------
        Energy - 3.9%

 40,400 Conoco Inc.                                                           1,123,120

 25,630 Encana Corp.                                                            784,278

 34,579 Exxon Mobil Corporation #                                             1,414,973

 18,550 Phillips Petroleum Company                                            1,092,224
------------------------------------------------------------------------------------------
        Financials - 11.9%

 40,400 Bank One Corporation                                                  1,554,592

 53,459 Citigroup Inc.                                                        2,071,536

 19,500 Fannie Mae                                                            1,438,125

 33,000 FleetBoston Financial Corporation                                     1,067,550

 16,500 Goldman Sachs Group, Inc.                                             1,210,275

 22,350 Household International, Inc.                                         1,110,795

 27,150 Loews Corporation                                                     1,457,955

 53,300 MetLife, Inc.                                                         1,535,040

 32,700 Travelers Property Casualty Corp. - Class A #                           578,790

 30,050 Wells Fargo & Company                                                 1,504,303
------------------------------------------------------------------------------------------
        Healthcare - 4.2%

  7,200 Becton, Dickinson and Company                                           248,040

 35,250 Bristol-Myers Squibb Company                                            905,925

  7,550 CIGNA Corporation                                                       735,521

 21,550 Guidant Corporation #                                                   651,457

 23,200 HCA Inc.                                                              1,102,000

 47,500 Schering-Plough Corporation                                           1,168,500
------------------------------------------------------------------------------------------
        Industrials - 3.6%

 19,900 Caterpillar Inc.                                                        974,105

 71,300 Cendant Corporation #                                                 1,132,244

  8,350 General Dynamics Corporation                                            888,023

 32,134 Honeywell International Inc.                                          1,132,081
------------------------------------------------------------------------------------------
        Information Technology - 2.2%

 24,250 Electronic Data Systems Corporation                                     900,888

 28,500 Intel Corporation                                                       520,695

  9,500 International Business Machines Corporation (IBM)                       684,000

--------------------------------------------------------------------------------
13

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2002

                                                                  Market
       Shares Description                                          Value
       -----------------------------------------------------------------
              Information Technology (continued)

       64,900 Solectron Corporation #                    $       399,135
       -----------------------------------------------------------------
              Materials - 1.7%

       30,900 Dow Chemical Company                             1,062,342

       14,200 Weyerhaeuser Company                               906,670
       -----------------------------------------------------------------
              Utilities - 3.3%

       74,100 AT&T Corp.                                         792,870

       18,400 American Electric Power Company, Inc.              736,368

       18,350 Entergy Corporation                                778,774

       35,097 Verizon Communications Inc.                      1,409,145
       -----------------------------------------------------------------
              Total Common Stocks (cost $43,184,301)          46,688,091
              ----------------------------------------------------------
              PREFERRED STOCKS - 0.7%

              Consumer Discretionary - 0.7%

       41,100 The News Corporation Limited Sponsored ADR         811,725
       -----------------------------------------------------------------
              Total Preferred Stocks (cost $826,321)             811,725
              ----------------------------------------------------------

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 57.8%

             Alabama - 0.4%

     $   455 Alabama Water Pollution Control Authority, Revolving Fund     8/05 at 100.00       AAA $       504,459
              Loan Bonds, Series 1994, 6.625%, 8/15/08
-------------------------------------------------------------------------------------------------------------------
             Arizona - 0.5%

         540 Salt River Project Agricultural Improvement and Power         1/03 at 102.00        AA         554,013
              District, Arizona, Salt River Project, Electric System
              Refunding Revenue Bonds, 1993 Series B, 5.250%, 1/01/11
-------------------------------------------------------------------------------------------------------------------
             California - 5.7%

       2,495 City of Escondido, California, Multifamily Housing Revenue    7/05 at 101.50       AAA       2,660,369
              Refunding Bonds, Series 1997B (Morning View Terrace
              Apartments), 5.400%, 1/01/27 (Mandatory put 7/01/07)

         735 Northern California Power Agency, Geothermal Project Number     No Opt. Call        A-         811,455
              3 Revenue Bonds, Series 1993, 5.650%, 7/01/07

         250 County of Orange, California, Refunding Recovery Bonds,         No Opt. Call       AAA         288,713
              1995 Series A, 6.000%, 6/01/10

       1,495 Palmdale Civic Authority, California, 1997 Revenue Bonds,     7/07 at 102.00       AAA       1,603,851
              Series A (Civic Center Refinancing), 5.375%, 7/01/12

       1,000 County of San Diego, California, Certificates of              9/09 at 101.00      Baa3       1,051,860
              Participation, The Burnham Institute, 5.700%, 9/01/11
-------------------------------------------------------------------------------------------------------------------
             Colorado - 4.0%

       2,000 City and County of Denver, Colorado, Airport System Revenue  11/06 at 102.00       AAA       2,176,880
              Bonds, Series 1996A, 5.625%, 11/15/08 (Alternative Minimum
              Tax)

       1,000 City and County of Denver, Colorado, Airport Special          1/09 at 101.00       AAA       1,096,930
              Facilities Revenue Bonds (Rental Car Projects), Series
              1999A, 6.000%, 1/01/13 (Alternative Minimum Tax)

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax     No Opt. Call       AAA       1,305,120
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12
-------------------------------------------------------------------------------------------------------------------
             Connecticut - 3.2%

       1,075 Connecticut Housing Finance Authority, Housing Mortgage       5/06 at 102.00       AAA       1,103,466
              Finance Program Bonds, 1996 Series B, Subseries B-2,
              5.750%, 11/15/08 (Alternative Minimum Tax)

       1,000 State of Connecticut Health and Educational Facilities          No Opt. Call       BBB       1,038,410
              Authority, Revenue Bonds, Hospital for Special Care Issue,
              Series B, 5.125%, 7/01/07

       1,485 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+       1,513,423
              Revenue Health Care Project Refunding Bonds, Series 1998A
              (The Elim Park Baptist Home, Inc. Project), 4.875%,
              12/01/07

----
14

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.5%

             District of Columbia, Washington D.C., General Obligation Refunding Bonds, Series 1994A-1:
     $   245   6.500%, 6/01/10
         255   6.500%, 6/01/10
--------------------------------------------------------------------------------------------------------------------
             Georgia - 1.7%

       2,000 Development Authority of Fulton County, Georgia, Special Facilities Revenue Bonds (Delta Air Lines,
              Inc. Project), Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

         225 Georgia Housing and Finance Authority, Single Family Mortgage Bonds, 1996 Series A, Subseries A-2,
              5.875%, 12/01/19 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Idaho - 0.9%

         970 Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1997 Series D, 5.950%,
              7/01/09 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Illinois - 5.6%

       1,075 Village of Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds,
              Series 1979, 7.500%, 8/01/10

             Illinois Development Finance Authority, Economic Development Revenue Bonds, Series 1998 (The Latin
             School of Chicago Project):
         270   5.200%, 8/01/11
         200   5.250%, 8/01/12
         580   5.300%, 8/01/13

       2,160 Illinois Health Facilities Authority, Revenue Bonds, Series 1985 (St. Elizabeth's Hospital of Chicago,
              Inc.), 7.250%, 7/01/05 (Pre-refunded to 7/01/04)

       1,500 Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (OSF Healthcare System),
              6.000%, 11/15/10

          55 Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Series 1996 (Sinai Health
              System), 5.500%, 2/15/09
--------------------------------------------------------------------------------------------------------------------
             Maine - 0.2%

         255 Town of Winslow, Maine (Crowe Rope Industries Project), 1997 Series A, General Obligation Tax
              Increment Financing Bonds, 6.000%, 3/01/11 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Massachusetts - 6.0%

             Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill
             Project, Series 1998B:
       1,720   5.100%, 12/01/12 (Alternative Minimum Tax)
       1,885   5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Melrose-Wakefield
              Healthcare Corp. Issue, Series C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

             Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds (Ogden
             Haverhill Project), Series 1998A:
       1,500   5.450%, 12/01/12 (Alternative Minimum Tax)
       1,825   5.500%, 12/01/13 (Alternative Minimum Tax)

         770 Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, 1997 Series A, 5.550%, 1/01/17
--------------------------------------------------------------------------------------------------------------------
             Michigan - 0.4%

         540 Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The Detroit Medical Center
              Obligated Group), Series 1998A, 5.000%, 8/15/13
--------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.6%

             Jones County, Mississippi, Hospital Revenue Refunding Bonds (South Central Regional Medical Center
             Project), Series 1997:
       1,285   5.350%, 12/01/10
         500   5.400%, 12/01/11

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia - 0.5%

District of Columbia, Washington D.C., General Obligation Refunding Bonds, Series 1994A-1:
  6.500%, 6/01/10                                                                                       No Opt. Call       AAA
  6.500%, 6/01/10                                                                                       No Opt. Call       AAA
---------------------------------------------------------------------------------------------------------------------------------
Georgia - 1.7%

Development Authority of Fulton County, Georgia, Special Facilities Revenue Bonds (Delta Air Lines,     5/08 at 101.00        BB
 Inc. Project), Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

Georgia Housing and Finance Authority, Single Family Mortgage Bonds, 1996 Series A, Subseries A-2,      6/06 at 102.00       AAA
 5.875%, 12/01/19 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
Idaho - 0.9%

Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1997 Series D, 5.950%,             1/07 at 102.00        A1
 7/01/09 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
Illinois - 5.6%

Village of Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds,           No Opt. Call       AAA
 Series 1979, 7.500%, 8/01/10

Illinois Development Finance Authority, Economic Development Revenue Bonds, Series 1998 (The Latin
School of Chicago Project):
  5.200%, 8/01/11                                                                                     8/08 at 100.00      Baa2
  5.250%, 8/01/12                                                                                     8/08 at 100.00      Baa2
  5.300%, 8/01/13                                                                                     8/08 at 100.00      Baa2

Illinois Health Facilities Authority, Revenue Bonds, Series 1985 (St. Elizabeth's Hospital of Chicago,  7/04 at 102.00    N/R***
 Inc.), 7.250%, 7/01/05 (Pre-refunded to 7/01/04)

Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (OSF Healthcare System),              11/03 at 102.00         A
 6.000%, 11/15/10

Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Series 1996 (Sinai Health     2/06 at 102.00       AAA
 System), 5.500%, 2/15/09
---------------------------------------------------------------------------------------------------------------------------------
Maine - 0.2%

Town of Winslow, Maine (Crowe Rope Industries Project), 1997 Series A, General Obligation Tax           3/07 at 102.00       AAA
 Increment Financing Bonds, 6.000%, 3/01/11 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts - 6.0%

Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill
Project, Series 1998B:
  5.100%, 12/01/12 (Alternative Minimum Tax)                                                         12/08 at 102.00       BBB
  5.200%, 12/01/13 (Alternative Minimum Tax)                                                         12/08 at 102.00       BBB

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Melrose-Wakefield             7/06 at 102.00       AAA
 Healthcare Corp. Issue, Series C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds (Ogden
Haverhill Project), Series 1998A:
  5.450%, 12/01/12 (Alternative Minimum Tax)                                                         12/08 at 102.00       BBB
  5.500%, 12/01/13 (Alternative Minimum Tax)                                                         12/08 at 102.00       BBB

Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, 1997 Series A, 5.550%, 1/01/17        7/02 at 100.00       AAA
---------------------------------------------------------------------------------------------------------------------------------
Michigan - 0.4%

Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The Detroit Medical Center           8/08 at 101.00      BBB-
 Obligated Group), Series 1998A, 5.000%, 8/15/13
---------------------------------------------------------------------------------------------------------------------------------
Mississippi - 1.6%

Jones County, Mississippi, Hospital Revenue Refunding Bonds (South Central Regional Medical Center
Project), Series 1997:
  5.350%, 12/01/10                                                                                   12/07 at 100.00      BBB+
  5.400%, 12/01/11                                                                                   12/07 at 100.00      BBB+

                                                                                                                Market
Description                                                                                                      Value
----------------------------------------------------------------------------------------------------------------------
District of Columbia - 0.5%

District of Columbia, Washington D.C., General Obligation Refunding Bonds, Series 1994A-1:
  6.500%, 6/01/10                                                                                    $       289,801
  6.500%, 6/01/10                                                                                            298,207
----------------------------------------------------------------------------------------------------------------------
Georgia - 1.7%

Development Authority of Fulton County, Georgia, Special Facilities Revenue Bonds (Delta Air Lines,          1,690,380
 Inc. Project), Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

Georgia Housing and Finance Authority, Single Family Mortgage Bonds, 1996 Series A, Subseries A-2,             229,421
 5.875%, 12/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
Idaho - 0.9%

Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1997 Series D, 5.950%,                  1,028,821
 7/01/09 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
Illinois - 5.6%

Village of Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds,              1,277,036
 Series 1979, 7.500%, 8/01/10

Illinois Development Finance Authority, Economic Development Revenue Bonds, Series 1998 (The Latin
School of Chicago Project):
  5.200%, 8/01/11                                                                                            273,783
  5.250%, 8/01/12                                                                                            202,170
  5.300%, 8/01/13                                                                                            583,869

Illinois Health Facilities Authority, Revenue Bonds, Series 1985 (St. Elizabeth's Hospital of Chicago,       2,414,254
 Inc.), 7.250%, 7/01/05 (Pre-refunded to 7/01/04)

Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (OSF Healthcare System),                    1,554,735
 6.000%, 11/15/10

Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Series 1996 (Sinai Health             58,760
 System), 5.500%, 2/15/09
----------------------------------------------------------------------------------------------------------------------
Maine - 0.2%

Town of Winslow, Maine (Crowe Rope Industries Project), 1997 Series A, General Obligation Tax                  276,948
 Increment Financing Bonds, 6.000%, 3/01/11 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
Massachusetts - 6.0%

Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill
Project, Series 1998B:
  5.100%, 12/01/12 (Alternative Minimum Tax)                                                               1,386,303
  5.200%, 12/01/13 (Alternative Minimum Tax)                                                               1,505,267

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Melrose-Wakefield                    282,138
 Healthcare Corp. Issue, Series C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds (Ogden
Haverhill Project), Series 1998A:
  5.450%, 12/01/12 (Alternative Minimum Tax)                                                               1,245,870
  5.500%, 12/01/13 (Alternative Minimum Tax)                                                               1,498,033

Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, 1997 Series A, 5.550%, 1/01/17               792,253
----------------------------------------------------------------------------------------------------------------------
Michigan - 0.4%

Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The Detroit Medical Center                  491,573
 Obligated Group), Series 1998A, 5.000%, 8/15/13
----------------------------------------------------------------------------------------------------------------------
Mississippi - 1.6%

Jones County, Mississippi, Hospital Revenue Refunding Bonds (South Central Regional Medical Center
Project), Series 1997:
  5.350%, 12/01/10                                                                                         1,289,253
  5.400%, 12/01/11                                                                                           500,395

--------------------------------------------------------------------------------
15

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2002

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Nevada - 1.6%

     $ 1,470 Nevada Housing Division, Single Family Mortgage Bonds, 1997 Mezzanine Series B-1, 6.000%, 4/01/15
              (Alternative Minimum Tax)

         250 Airport Authority of Washoe County, Reno, Nevada, Airport Revenue Refunding Bonds, Series 1993B,
              5.875%, 7/01/11
--------------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.3%

       1,450 New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Series 1997 (New
              Hampshire College), 6.200%, 1/01/12
--------------------------------------------------------------------------------------------------------------------
             New York - 9.2%

       2,000 The City University of New York, New York, Certificates of Participation (John Jay College of Criminal
              Justice Project Refunding), Series 1995A, 6.000%, 8/15/06

       5,000 Erie County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds
              (1998 CanFibre of Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax) #

         500 Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series O,
              5.750%, 7/01/07

         250 The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11

         500 The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series I, 6.000%, 4/15/09

       1,000 The City of New York, New York, General Obligation Bonds, Fiscal 1998 Series D, 5.500%, 8/01/10

             Dormitory Authority of the State of New York, Revenue Bonds, City University Issue, Series U:
         160   6.375%, 7/01/08 (Pre-refunded to 7/01/02)
         115   6.375%, 7/01/08

         285 New York State Urban Development Corporation, State Facilities Revenue Bonds, 1995 Refunding
              Series, 6.250%, 4/01/06

       1,700 New York State Urban Development Corporation, Project Revenue Bonds (Cornell Center for Theory and
              Simulation in Science and Engineering Grant), Series 1993, 5.900%, 1/01/07

       1,430 New York State Urban Development Corporation, Youth Facilities Service Contract Revenue Bonds,
              Series 1997, 6.500%, 4/01/07
--------------------------------------------------------------------------------------------------------------------
             North Carolina - 2.0%

       1,775 North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 1980,
              10.500%, 1/01/10
--------------------------------------------------------------------------------------------------------------------
             Ohio - 4.0%

       1,750 City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988 Series C (Emery Air Freight
              Corporation and Emery Worldwide Airlines, Inc. - Guarantors), 6.050%, 10/01/09

       1,500 County of Lorain, Ohio, Healthcare Facilities Revenue Refunding Bonds, Series 1998A (Kendal at
              Oberlin), 5.375%, 2/01/12

       1,460 Ohio Building Authority, State Facilities Refunding Bonds (Toledo Government Office Building),
              1982 Series A, 10.125%, 10/01/06 (Pre-refunded to 4/01/03)
--------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.0%

       1,000 Oklahoma Industries Authority, Health System Revenue Refunding Bonds (Obligated Group consisting of
              INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corporation and
              INTEGRIS Rural Health, Inc.), Series 1995D, 6.000%, 8/15/07
--------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.7%

         760 City of Providence, Rhode Island, General Obligation Bonds, 1997 Series A, 6.000%, 7/15/09
--------------------------------------------------------------------------------------------------------------------
             South Carolina - 0.9%

       1,000 Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002,
              5.875%, 12/01/19
--------------------------------------------------------------------------------------------------------------------
             Tennessee - 2.4%

       2,700 The Industrial Development Board of the City of Cookeville, Tennessee, Hospital Refunding Revenue
              Bonds, Series 1993 (Cookeville General Hospital Project), 5.750%, 10/01/10

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Nevada - 1.6%

Nevada Housing Division, Single Family Mortgage Bonds, 1997 Mezzanine Series B-1, 6.000%, 4/01/15       4/07 at 102.00       Aa3
 (Alternative Minimum Tax)

Airport Authority of Washoe County, Reno, Nevada, Airport Revenue Refunding Bonds, Series 1993B,        7/03 at 102.00       AAA
 5.875%, 7/01/11
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire - 1.3%

New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Series 1997 (New       1/07 at 102.00      BBB-
 Hampshire College), 6.200%, 1/01/12
---------------------------------------------------------------------------------------------------------------------------------
New York - 9.2%

The City University of New York, New York, Certificates of Participation (John Jay College of Criminal    No Opt. Call       AA-
 Justice Project Refunding), Series 1995A, 6.000%, 8/15/06

Erie County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds       12/10 at 103.00       N/R
 (1998 CanFibre of Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax) #

Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series O,     No Opt. Call       AA-
 5.750%, 7/01/07

The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11       11/06 at 101.50         A

The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series I, 6.000%, 4/15/09         4/07 at 101.00         A

The City of New York, New York, General Obligation Bonds, Fiscal 1998 Series D, 5.500%, 8/01/10         8/07 at 101.00         A

Dormitory Authority of the State of New York, Revenue Bonds, City University Issue, Series U:
  6.375%, 7/01/08 (Pre-refunded to 7/01/02)                                                           7/02 at 102.00     A3***
  6.375%, 7/01/08                                                                                     7/02 at 102.00        A3

New York State Urban Development Corporation, State Facilities Revenue Bonds, 1995 Refunding              No Opt. Call       AA-
 Series, 6.250%, 4/01/06

New York State Urban Development Corporation, Project Revenue Bonds (Cornell Center for Theory and      1/03 at 102.00       AA-
 Simulation in Science and Engineering Grant), Series 1993, 5.900%, 1/01/07

New York State Urban Development Corporation, Youth Facilities Service Contract Revenue Bonds,            No Opt. Call       AA-
 Series 1997, 6.500%, 4/01/07
---------------------------------------------------------------------------------------------------------------------------------
North Carolina - 2.0%

North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 1980,              No Opt. Call       AAA
 10.500%, 1/01/10
---------------------------------------------------------------------------------------------------------------------------------
Ohio - 4.0%

City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988 Series C (Emery Air Freight        No Opt. Call       BB+
 Corporation and Emery Worldwide Airlines, Inc. - Guarantors), 6.050%, 10/01/09

County of Lorain, Ohio, Healthcare Facilities Revenue Refunding Bonds, Series 1998A (Kendal at          2/08 at 101.00       BBB
 Oberlin), 5.375%, 2/01/12

Ohio Building Authority, State Facilities Refunding Bonds (Toledo Government Office Building),          4/03 at 100.00       AAA
 1982 Series A, 10.125%, 10/01/06 (Pre-refunded to 4/01/03)
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma - 1.0%

Oklahoma Industries Authority, Health System Revenue Refunding Bonds (Obligated Group consisting of       No Opt. Call       AAA
 INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corporation and
 INTEGRIS Rural Health, Inc.), Series 1995D, 6.000%, 8/15/07
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island - 0.7%

City of Providence, Rhode Island, General Obligation Bonds, 1997 Series A, 6.000%, 7/15/09              7/07 at 101.00       AAA
---------------------------------------------------------------------------------------------------------------------------------
South Carolina - 0.9%

Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002,    12/12 at 101.00       AA-
 5.875%, 12/01/19
---------------------------------------------------------------------------------------------------------------------------------
Tennessee - 2.4%

The Industrial Development Board of the City of Cookeville, Tennessee, Hospital Refunding Revenue      10/03 at 102.00        A-
 Bonds, Series 1993 (Cookeville General Hospital Project), 5.750%, 10/01/10

                                                                                                                Market
Description                                                                                                      Value
----------------------------------------------------------------------------------------------------------------------
Nevada - 1.6%

Nevada Housing Division, Single Family Mortgage Bonds, 1997 Mezzanine Series B-1, 6.000%, 4/01/15      $     1,569,401
 (Alternative Minimum Tax)

Airport Authority of Washoe County, Reno, Nevada, Airport Revenue Refunding Bonds, Series 1993B,               264,210
 5.875%, 7/01/11
----------------------------------------------------------------------------------------------------------------------
New Hampshire - 1.3%

New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Series 1997 (New            1,494,907
 Hampshire College), 6.200%, 1/01/12
----------------------------------------------------------------------------------------------------------------------
New York - 9.2%

The City University of New York, New York, Certificates of Participation (John Jay College of Criminal       2,227,520
 Justice Project Refunding), Series 1995A, 6.000%, 8/15/06

Erie County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds             1,712,500
 (1998 CanFibre of Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax) #

Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series O,          566,105
 5.750%, 7/01/07

The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11               267,670

The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series I, 6.000%, 4/15/09                544,730

The City of New York, New York, General Obligation Bonds, Fiscal 1998 Series D, 5.500%, 8/01/10              1,064,010

Dormitory Authority of the State of New York, Revenue Bonds, City University Issue, Series U:
  6.375%, 7/01/08 (Pre-refunded to 7/01/02)                                                                  163,266
  6.375%, 7/01/08                                                                                            117,722

New York State Urban Development Corporation, State Facilities Revenue Bonds, 1995 Refunding                   317,082
 Series, 6.250%, 4/01/06

New York State Urban Development Corporation, Project Revenue Bonds (Cornell Center for Theory and           1,754,842
 Simulation in Science and Engineering Grant), Series 1993, 5.900%, 1/01/07

New York State Urban Development Corporation, Youth Facilities Service Contract Revenue Bonds,               1,621,477
 Series 1997, 6.500%, 4/01/07
----------------------------------------------------------------------------------------------------------------------
North Carolina - 2.0%

North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 1980,                 2,273,633
 10.500%, 1/01/10
----------------------------------------------------------------------------------------------------------------------
Ohio - 4.0%

City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988 Series C (Emery Air Freight           1,540,840
 Corporation and Emery Worldwide Airlines, Inc. - Guarantors), 6.050%, 10/01/09

County of Lorain, Ohio, Healthcare Facilities Revenue Refunding Bonds, Series 1998A (Kendal at               1,481,805
 Oberlin), 5.375%, 2/01/12

Ohio Building Authority, State Facilities Refunding Bonds (Toledo Government Office Building),               1,539,307
 1982 Series A, 10.125%, 10/01/06 (Pre-refunded to 4/01/03)
----------------------------------------------------------------------------------------------------------------------
Oklahoma - 1.0%

Oklahoma Industries Authority, Health System Revenue Refunding Bonds (Obligated Group consisting of          1,120,820
 INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corporation and
 INTEGRIS Rural Health, Inc.), Series 1995D, 6.000%, 8/15/07
----------------------------------------------------------------------------------------------------------------------
Rhode Island - 0.7%

City of Providence, Rhode Island, General Obligation Bonds, 1997 Series A, 6.000%, 7/15/09                     845,918
----------------------------------------------------------------------------------------------------------------------
South Carolina - 0.9%

Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002,          1,065,850
 5.875%, 12/01/19
----------------------------------------------------------------------------------------------------------------------
Tennessee - 2.4%

The Industrial Development Board of the City of Cookeville, Tennessee, Hospital Refunding Revenue            2,786,130
 Bonds, Series 1993 (Cookeville General Hospital Project), 5.750%, 10/01/10

--------------------------------------------------------------------------------
16

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             Texas - 3.0%

     $ 2,000 Abilene Higher Education Authority, Inc., Texas,   11/08 at 100.00       Aa3 $     2,033,500
              Student Loan Revenue Bonds, Subordinate Series
              1998B (Subordinate Lien Fixed Rate Term Bonds),
              5.050%, 7/01/13 (Alternative Minimum Tax)

         250 City of San Antonio, Texas, Airport System          7/06 at 101.00       AAA         266,570
              Improvement Revenue Bonds, Series 1996, 5.700%,
              7/01/09 (Alternative Minimum Tax)

         150 Texas Department of Housing and Community           9/06 at 102.00       AAA         160,584
              Affairs, Single Family Mortgage Revenue
              Bonds, 1996 Series E, 5.750%, 3/01/10

       1,000 Tyler Health Facilities Development Corporation,    7/02 at 100.00      Baa1         999,920
              Texas, Hospital Revenue Bonds (Mother Frances
              Hospital Regional Healthcare Center Project),
              Series 1997A, 5.500%, 7/01/09
---------------------------------------------------------------------------------------------------------
             Utah - 0.2%

         200 State Board of Regents of the State of Utah,       11/05 at 102.00       AAA         215,495
              Student Loan Revenue Bonds, 1995 Series N
              Bonds, 6.000%, 5/01/08 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------
             Washington - 0.8%

         800 Washington Public Power Supply System, Project      7/06 at 102.00       AAA         868,371
              No. 3, Refunding Revenue Bonds, Series 1996-A,
              5.700%, 7/01/09
---------------------------------------------------------------------------------------------------------
     $68,050 Total Municipal Bonds (cost $68,427,847)                                          65,762,404
---------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $112,438,469) - 99.5%                                    113,262,220
             -------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.5%                                                 616,132
             -------------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $   113,878,352
             -------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
           # Non-income producing security. In the case of a bond, non-income producing generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.


                                See accompanying notes to financial statements.

----
17

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND
June 30, 2002

                                                                                 Market
 Shares Description                                                               Value
---------------------------------------------------------------------------------------
        COMMON STOCKS - 62.5%
        Consumer Discretionary - 11.9%
 14,244 Gannet Co., Inc.                                               $      1,081,120
 20,800 General Motors Corporation                                            1,111,760
 43,061 Koninklijke (Royal) Philips Electronics N.V. - New York Shares        1,188,484
118,500 Liberty Media Corporation - Class A #                                 1,185,000
 46,900 McDonald's Corporation                                                1,334,305
 19,850 Sears, Roebuck and Co.                                                1,077,855
 30,350 Target Corporation                                                    1,127,199
---------------------------------------------------------------------------------------
        Consumer Staples - 3.6%
 22,900 Diageo plc Sponsored ADR                                              1,182,785
 20,100 Kimberly-Clark Corporation                                            1,246,200
---------------------------------------------------------------------------------------
        Energy - 6.0%
 39,250 Conoco Inc.                                                           1,091,150
 25,042 Encana Corp.                                                            766,285
 31,381 Exxon Mobil Corporation #                                             1,284,111
 15,650 Phillips Petroleum Company                                              921,472
---------------------------------------------------------------------------------------
        Financials - 16.6%
 28,100 Bank One Corporation                                                  1,081,288
 47,874 Citigroup Inc.                                                        1,855,118
 15,650 Fannie Mae                                                            1,154,188
 37,700 FleetBoston Financial Corporation                                     1,219,595
 15,050 Goldman Sachs Group, Inc.                                             1,103,918
 18,200 Household International, Inc.                                           904,540
 22,200 Loews Corporation                                                     1,192,140
 39,000 MetLife, Inc.                                                         1,123,200
 29,400 Travelers Property Casualty Corp. - Class A #                           520,380
 23,100 Wells Fargo & Company                                                 1,156,386
---------------------------------------------------------------------------------------
        Healthcare - 7.0%
  6,800 Becton, Dickinson and Company                                           234,260
 32,600 Bristol-Myers Squibb Company                                            837,820
  6,950 CIGNA Corporation                                                       677,069
 20,700 Guidant Corporation #                                                   625,761
 21,000 HCA Inc.                                                                997,500
 55,900 Schering-Plough Corporation                                           1,375,140
---------------------------------------------------------------------------------------
        Industrials - 5.8%
 19,000 Caterpillar Inc.                                                        930,050
 69,800 Cendant Corporation #                                                 1,108,424
  7,800 General Dynamics Corporation                                            829,530
 30,700 Honeywell International Inc.                                          1,081,561
---------------------------------------------------------------------------------------
        Information Technology - 3.6%
 22,050 Electronic Data Systems Corporation                                     819,158
 27,900 Intel Corporation                                                       509,733

--------------------------------------------------------------------------------
18

                                                                                        Market
       Shares Description                                                                Value
----------------------------------------------------------------------------------------------
              Information Technology (continued)
        9,350 International Business Machines Corporation (IBM)               $        673,200
       69,500 Solectron Corporation #                                                  427,425
----------------------------------------------------------------------------------------------
              Materials - 2.8%
       30,700 Dow Chemical Company                                                   1,055,466
       13,050 Weyerhaeuser Company                                                     833,243
----------------------------------------------------------------------------------------------
              Utilities - 5.2%
       66,400 AT&T Corp.                                                               710,480
       16,500 American Electric Power Company, Inc.                                    660,330
       16,600 Entergy Corporation                                                      704,504
       36,647 Verizon Communications Inc.                                            1,471,377
----------------------------------------------------------------------------------------------
              Total Common Stocks (cost $40,072,299)                                42,470,510
              --------------------------------------------------------------------------------
              PREFERRED STOCKS - 1.1%
              Consumer Discretionary - 1.1%
       37,257 The News Corporation Limited Sponsored ADR                               735,826
----------------------------------------------------------------------------------------------
              Total Preferred Stocks (cost $759,580)                                   735,826
              --------------------------------------------------------------------------------

    Principal
Amount/Shares                                                                           Market
        (000) Description                                                                Value
----------------------------------------------------------------------------------------------
              U.S. GOVERNMENT and AGENCY OBLIGATIONS - 33.6%
              U.S. Treasury Bonds - 6.4%
    $   2,625 7.250%, 5/15/16                                                 $      3,093,710
        1,195 6.000%, 2/15/26                                                        1,242,983
----------------------------------------------------------------------------------------------
              U.S. Treasury Notes - 27.2%
        2,000 4.250%, 5/31/03                                                        2,042,500
        1,925 7.875%, 11/15/04                                                       2,133,325
        2,385 6.500%, 5/15/05                                                        2,589,049
        3,740 7.000%, 7/15/06                                                        4,177,546
        4,125 4.750%, 11/15/08                                                       4,200,467
        3,215 5.750%, 8/15/10                                                        3,439,042
----------------------------------------------------------------------------------------------
    $  21,210 Total U.S. Government and Agency Obligations (cost $21,711,858)       22,918,622
----------------------------------------------------------------------------------------------
-------------
              SHORT-TERM INVESTMENTS - 2.4%
        1,609 J.P. Morgan Prime Money Market Fund, 1.670%                            1,609,056
----------------------------------------------------------------------------------------------
-------------
              Total Short-Term Investments (cost $1,609,056)                         1,609,056
              --------------------------------------------------------------------------------
              Total Investments (cost $64,152,793) - 99.6%                          67,734,014
              --------------------------------------------------------------------------------
              Other Assets Less Liabilities - 0.4%                                     250,649
              --------------------------------------------------------------------------------
              Net Assets - 100%                                               $     67,984,663
              --------------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
19

Portfolio of Investments
NUVEEN EUROPEAN VALUE FUND
June 30, 2002

                                                                                Market
Shares Description                                                               Value
--------------------------------------------------------------------------------------
       COMMON STOCKS - 89.2%
       Consumer Discretionary - 15.3%
22,094 Koninklijke (Royal) Philips Electronics N.V. - New York Shares $        609,794
35,300 Liberty Media Corporation - Class A #                                   353,000
22,500 Orient-Express Hotel Ltd. - Class A #                                   385,425
--------------------------------------------------------------------------------------
       Consumer Staples - 13.5%
 7,850 Diageo plc Sponsored ADR                                                405,453
12,500 Metro AG                                                                382,693
 6,900 Nestle S.A. Sponsored ADR                                               402,225
--------------------------------------------------------------------------------------
       Energy - 12.8%
14,200 BP plc Sponsored ADR                                                    716,958
 5,100 TotalFinaElf S.A. Sponsored ADR                                         412,590
--------------------------------------------------------------------------------------
       Financials - 22.0%
21,800 ABN AMRO Holding NV Sponsored ADR                                       393,926
15,000 Converium Holding AG ADR #                                              386,250
48,400 Barclays plc                                                            407,243
14,200 Groupe Bruxelles Lambert S.A.                                           741,862
--------------------------------------------------------------------------------------
       Healthcare - 4.7%
 9,400 Novartis AG ADR                                                         412,002
--------------------------------------------------------------------------------------
       Industrials - 4.5%
78,100 BAE SYSTEMS plc                                                         398,810
--------------------------------------------------------------------------------------
       Materials - 4.5%
10,000 UPM-Kymmene Oyj Sponsored ADR                                           394,300
--------------------------------------------------------------------------------------
       Utilities - 11.9%
58,300 National Grid Group plc                                                 414,118
50,600 Hellenic Telecommunications Organization S.A. (OTE) ADR                 395,186
11,100 Vivendi Universal S.A. Sponsored ADR                                    238,651
--------------------------------------------------------------------------------------
       Total Common Stocks (cost $7,586,321)                                 7,850,486
       -------------------------------------------------------------------------------
       PREFERRED STOCKS - 3.5%
       Consumer Discretionary - 3.5%
15,400 The News Corporation Limited Sponsored ADR                              304,150
--------------------------------------------------------------------------------------
       Total Preferred Stocks (cost $341,308)                                  304,150
       -------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20

    Principal
Amount/Shares                                                                       Market
        (000) Description                                                            Value
------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 6.3%

          257 J.P. Morgan Prime Money Market Fund, 1.670%,                 $       257,147

      $   300 United Parcel Service, Commercial Paper, 1.880%, 7/01/02             300,000
------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $557,147)                         557,147
              --------------------------------------------------------------------------
              Total Investments (cost $8,484,776) - 99.0%                        8,711,783
              --------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.0%                                  89,089
              --------------------------------------------------------------------------
              Net Assets - 100%                                            $     8,800,872
              --------------------------------------------------------------------------

           #  Non-income producing.

       Country Allocation (as a percentage of the fund's net assets)
       ------------------------------------------------------------------
       United Kingdom                                               26.7%
       ------------------------------------------------------------------
       Switzerland                                                  13.6
       ------------------------------------------------------------------
       Netherlands                                                  11.4
       ------------------------------------------------------------------
       United States                                                10.3
       ------------------------------------------------------------------
       Belgium                                                       8.4
       ------------------------------------------------------------------
       France                                                        7.4
       ------------------------------------------------------------------
       Greece                                                        4.5
       ------------------------------------------------------------------
       Finland                                                       4.5
       ------------------------------------------------------------------
       Bermuda                                                       4.4
       ------------------------------------------------------------------
       Germany                                                       4.3
       ------------------------------------------------------------------
       Australia                                                     3.5
       ------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
21

Statement of Assets and Liabilities
June 30, 2002

                                                                 Large-Cap  Municipal and     Stock and      European
                                                                     Value          Stock          Bond         Value
----------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value                       $723,404,860    $113,262,220  $67,734,014   $ 8,711,783
 (cost $691,910,323, $112,438,469, $64,152,793 and
   $8,484,776, respectively)
Receivables:
 Dividends and interest                                         1,375,538       1,540,260      398,603        39,447
 Investments sold                                               4,735,674         345,605      293,448       203,872
 Shares sold                                                    2,562,394              --      479,943         4,960
Deferred organizational assets                                         --              --           --        12,130
Other assets                                                      228,903          33,234       20,643           961
----------------------------------------------------------------------------------------------------------------------
   Total assets                                               732,307,369     115,181,319   68,926,651     8,973,153
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                         --         247,683           --            --
Payables:
 Investments purchased                                          5,533,135         360,154      336,196        42,325
 Shares redeemed                                                2,963,296         290,953      112,821        29,227
Accrued expenses:
 Management fees                                                  505,499         112,246       60,697        73,440
 12b-1 distribution and service fees                              230,546          51,796       25,367         2,641
 Other                                                            762,145         121,459       99,139        24,648
Dividends payable                                                  41,005         118,676      307,768            --
----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                           10,035,626       1,302,967      941,988       172,281
----------------------------------------------------------------------------------------------------------------------
Net assets                                                   $722,271,743    $113,878,352  $67,984,663   $ 8,800,872
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $577,946,435    $ 68,196,541  $42,907,014   $ 2,132,007
Shares outstanding                                             27,073,527       3,178,657    1,827,150       120,726
Net asset value and redemption price per share               $      21.35    $      21.45  $     23.48   $     17.66
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $      22.65    $      22.76  $     24.91   $     18.74
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 73,011,008    $ 34,070,906  $13,067,363   $ 2,312,382
Shares outstanding                                              3,463,985       1,538,773      556,631       132,249
Net asset value, offering and redemption price per share     $      21.08    $      22.14  $     23.48   $     17.49
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 53,729,160    $ 10,828,370  $ 6,686,078   $   399,716
Shares outstanding                                              2,553,091         489,531      284,582        22,853
Net asset value, offering and redemption price per share     $      21.04    $      22.12  $     23.49   $     17.49
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $ 17,585,140    $    782,535  $ 5,324,208   $ 3,956,767
Shares outstanding                                                821,408          36,964      226,811       223,597
Net asset value, offering and redemption price per share     $      21.41    $      21.17  $     23.47   $     17.70
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $709,678,048    $119,498,392  $64,873,743   $ 9,898,897
Undistributed (Over-distribution of) net investment income        777,480         111,424     (128,827)      (31,295)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                (19,678,322)     (6,555,215)    (341,474)   (1,293,737)
Net unrealized appreciation of investments                     31,494,537         823,751    3,581,221       227,007
----------------------------------------------------------------------------------------------------------------------
Net assets                                                   $722,271,743   $113,878,352   $67,984,663   $ 8,800,872
----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
22

Statement of Operations
Year Ended June 30, 2002

                                         Large-Cap Municipal and     Stock and   European
                                             Value         Stock          Bond      Value
-----------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $58,680, $4,062,
 $3,350 and $15,555, respectively)  $  12,858,640   $    912,224  $   756,757  $ 148,694
Interest                                  706,844      4,219,512    1,406,700      8,643
-----------------------------------------------------------------------------------------
Total investment income                13,565,484      5,131,736    2,163,457    157,337
-----------------------------------------------------------------------------------------
Expenses
Management fees                         6,639,209        977,400      538,538     84,887
12b-1 service fees - Class A            1,605,353        195,429      117,261      4,883
12b-1 distribution and service
 fees - Class B                           835,621        384,854      130,053     24,803
12b-1 distribution and service
 fees - Class C                           594,227        128,857       65,045      4,877
Shareholders' servicing agent fees
 and expenses                           1,507,496        165,181      120,243     20,615
Custodian's fees and expenses             197,397         83,710       67,534     34,785
Trustees' fees and expenses                82,518         16,002        7,701      1,099
Professional fees                         110,493         27,862       21,593      7,473
Shareholders' reports - printing
 and mailing expenses                     242,585         24,616       15,293      2,412
Federal and state registration fees        64,443         40,597       38,902     38,279
Amortization of deferred
 organization costs                         7,478          9,808       10,593     32,000
Other expenses                             44,168         14,348        7,653      1,902
-----------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                         11,930,988      2,068,664    1,140,409    258,015
 Custodian fee credit                     (11,076)        (3,175)      (4,158)      (552)
 Expense reimbursement                         --        (52,018)    (110,054)  (107,275)
-----------------------------------------------------------------------------------------
Net expenses                           11,919,912      2,013,471    1,026,197    150,188
-----------------------------------------------------------------------------------------
Net investment income                   1,645,572      3,118,265    1,137,260      7,149
-----------------------------------------------------------------------------------------
Realized and Unrealized Gain
 (Loss) from Investments and
 Foreign Currency Transactions
Net realized gain (loss) from
 investments and foreign currency
 transactions                          (4,527,420)    (6,224,529)     321,485   (286,281)
Net change in unrealized
 appreciation or depreciation of
 investments and foreign currency
 transactions                         (98,703,834)    (8,156,217)  (5,293,191)  (169,579)
-----------------------------------------------------------------------------------------
Net gain (loss) from investments
 and foreign currency transactions   (103,231,254)   (14,380,746)  (4,971,706)  (455,860)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations             $(101,585,682)  $(11,262,481) $(3,834,446) $(448,711)
-----------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
23

Statement of Changes in Net Assets

                                                                              Large-Cap Value            Municipal and Stock
                                                                       ----------------------------  --------------------------
                                                                           Year Ended     Year Ended    Year Ended    Year Ended
                                                                              6/30/02        6/30/01       6/30/02       6/30/01
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $   1,645,572  $   4,328,364  $  3,118,265  $  3,981,148
Net realized gain (loss) from investments and foreign currency
 transactions                                                             (4,527,420)    (8,527,624)   (6,224,529)      474,092
Net change in unrealized appreciation or depreciation of investments
 and foreign currency transactions                                       (98,703,834)    92,490,517    (8,156,217)    6,163,201
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   (101,585,682)    88,291,257   (11,262,481)   10,618,441
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                                                  (2,099,538)    (5,752,509)   (2,446,569)   (3,126,204)
 Class B                                                                          --        (66,677)     (633,962)     (849,513)
 Class C                                                                          --        (44,578)     (213,285)     (281,418)
 Class R                                                                    (103,668)      (203,793)      (31,664)      (45,142)
From accumulated net realized gains from investments and
 foreign currency transactions:
 Class A                                                                          --    (62,036,221)     (217,873)   (3,993,405)
 Class B                                                                          --     (8,442,715)     (103,854)   (1,887,874)
 Class C                                                                          --     (5,623,621)      (35,252)     (626,375)
 Class R                                                                          --     (1,656,756)       (2,330)      (49,431)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (2,203,206)   (83,826,870)   (3,684,789)  (10,859,362)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                          99,540,377     79,171,942     7,285,855    11,962,862
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                             1,334,197     53,886,294     2,446,400     7,027,448
--------------------------------------------------------------------------------------------------------------------------------
                                                                         100,874,574    133,058,236     9,732,255    18,990,310
Cost of shares redeemed                                                 (121,869,916)  (126,300,061)  (23,555,735)  (31,227,749)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       (20,995,342)     6,758,175   (13,823,480)  (12,237,439)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   (124,784,230)    11,222,562   (28,770,750)  (12,478,360)
Net assets at the beginning of year                                      847,055,973    835,833,411   142,649,102   155,127,462
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $ 722,271,743  $ 847,055,973  $113,878,352  $142,649,102
--------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                               $     777,480  $   1,335,114  $    111,424  $    319,253
--------------------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
24

                                                         Stock and Bond             European Value
                                                   --------------------------  ------------------------
                                                      Year Ended    Year Ended   Year Ended   Year Ended
                                                         6/30/02       6/30/01      6/30/02      6/30/01
--------------------------------------------------------------------------------------------------------
Operations
Net investment income                              $  1,137,260  $  1,509,394  $     7,149  $    34,593
Net realized gain (loss) from investments and
 foreign currency transactions                          321,485      (183,028)    (286,281)    (891,069)
Net change in unrealized appreciation or
 depreciation of investments and foreign currency
 transactions                                        (5,293,191)    5,855,680     (169,579)    (597,727)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                          (3,834,446)    7,182,046     (448,711)  (1,454,203)
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                               (894,605)   (1,133,158)      (8,615)     (24,253)
 Class B                                               (155,167)     (175,731)          --       (1,555)
 Class C                                                (77,058)      (96,121)          --         (344)
 Class R                                               (117,577)     (128,449)     (28,454)     (55,294)
From accumulated net realized gains from
 investments and foreign currency transactions:
 Class A                                                (17,664)   (3,655,370)          --     (273,483)
 Class B                                                 (4,754)     (816,503)          --     (292,124)
 Class C                                                 (2,403)     (451,379)          --      (74,185)
 Class R                                                 (2,003)     (368,528)          --     (455,260)
--------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                        (1,271,231)   (6,825,239)     (37,069)  (1,176,498)
--------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                      9,952,978     9,075,897    2,697,261    8,421,999
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                   836,884     4,661,808       15,195      604,569
--------------------------------------------------------------------------------------------------------
                                                     10,789,862    13,737,705    2,712,456    9,026,568
Cost of shares redeemed                             (10,866,105)  (15,842,494)  (3,321,686)  (9,653,711)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in assets from Fund share
 transactions                                           (76,243)   (2,104,789)    (609,230)    (627,143)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                (5,181,920)   (1,747,982)  (1,095,010)  (3,257,844)
Net assets at the beginning of year                  73,166,583    74,914,565    9,895,882   13,153,726
--------------------------------------------------------------------------------------------------------
Net assets at the end of year                      $ 67,984,663  $ 73,166,583  $ 8,800,872  $ 9,895,882
--------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year              $   (128,827) $     10,194  $   (31,295) $     7,709
--------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
25

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust is comprised of the Nuveen Large-Cap Value Fund ("Large-Cap Value"), the Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock"), the Nuveen Balanced Stock and Bond Fund ("Stock and Bond") and the Nuveen European Value Fund ("European Value") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

Effective January 2, 2001, the Nuveen Growth and Income Stock Fund changed its name to the Nuveen Large-Cap Value Fund. Large-Cap Value invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

European Value invests primarily in a diversified portfolio of stocks of established, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure. The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the delayed delivery and when-issued purchase commitments. At June 30, 2002, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income which includes amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Large-Cap Value, Municipal and Stock, and European Value and quarterly for Stock and Bond. Tax-exempt net investment income is declared and distributed to shareholders monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.


--------------------------------------------------------------------------------
26

Federal Income Taxes
The Funds intend to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock during the fiscal year ended June 30, 2002, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase only under limited circumstances.

Effective January 2, 2002, European Value began imposing a 2% redemption fee on shares that are redeemed or exchanged within 90 days of acquisition.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2002.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Deferred Organization Costs
Each Fund's costs incurred in connection with its organization and initial registration of shares was deferred and amortized over a 60-month period beginning August 7, 1996 for Large-Cap Value, Municipal and Stock, and Stock and Bond and May 29, 1998, for European Value. If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations
To the extent that European Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
European Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of European Value's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all


--------------------------------------------------------------------------------
27
related and offsetting transactions are considered. As of June 30, 2002, there were no open foreign currency forward, options or futures contracts. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective July 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies. Prior to July 1, 2001, the Funds did not amortize premium on taxable debt securities and did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in a net decrease in the cost of securities and a corresponding net increase in net unrealized appreciation based on securities held by the Funds on July 1, 2001, as follows:

                      Large-Cap Municipal Stock and European
                          Value and Stock      Bond    Value
                    ----------------------------------------
                           $--       $--  $186,748      $--
                    ----------------------------------------

The net effect of this change for the fiscal year ended June 30, 2002, is as follows:

                                                   Large-Cap Municipal   Stock and  European
                                                       Value and Stock        Bond     Value
----------------------------------------------------------------------------
Investment income                                       $--   $ 1,804   $(104,040)      $--
Net increase (decrease) in unrealized appreciation       --    (1,804)    (50,834)       --
Net realized gain (loss)                                 --        --     154,874        --
----------------------------------------------------------------------------

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Large-Cap Value
                                                     ----------------------------------------------------
                                                             Year Ended                 Year Ended
                                                              6/30/02                    6/30/01
                                                     -------------------------  -------------------------
                                                          Shares         Amount      Shares         Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             3,702,627  $  83,102,447   2,021,640  $  49,282,356
  Class B                                               284,665      6,505,287     471,315     11,503,762
  Class C                                               324,865      7,429,027     671,872     16,522,737
  Class R                                               107,997      2,503,616      75,475      1,863,087
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                51,884      1,238,637   1,825,369     43,898,972
  Class B                                                    --             --     215,007      5,103,199
  Class C                                                    --             --     130,554      3,094,848
  Class R                                                 3,985         95,560      74,103      1,789,275
----------------------------------------------------------------------------------------------------------
                                                      4,476,023    100,874,574   5,485,335    133,058,236
----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (4,263,775)   (97,445,875) (3,770,156)   (93,738,400)
  Class B                                              (586,716)   (13,292,592)   (780,031)   (19,228,576)
  Class C                                              (413,987)    (9,412,671)   (451,634)   (11,186,544)
  Class R                                               (74,920)    (1,718,778)    (86,533)    (2,146,541)
----------------------------------------------------------------------------------------------------------
                                                     (5,339,398)  (121,869,916) (5,088,354)  (126,300,061)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (863,375) $ (20,995,342)    396,981  $   6,758,175
----------------------------------------------------------------------------------------------------------


----
28


                                                                  Municipal and Stock
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           6/30/02                   6/30/01
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            142,944  $  3,283,182     197,329  $  4,811,115
  Class B                                            116,967     2,748,025     184,352     4,588,076
  Class C                                             50,634     1,204,597      98,436     2,453,450
  Class R                                              2,238        50,051       4,647       110,221
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             83,251     1,914,611     209,838     5,081,459
  Class B                                             16,120       382,411      57,082     1,404,132
  Class C                                              5,434       128,819      19,242       472,733
  Class R                                                902        20,559       2,878        69,124
-----------------------------------------------------------------------------------------------------
                                                     418,490     9,732,255     773,804    18,990,310
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (591,590)  (13,405,972)   (704,530)  (17,270,818)
  Class B                                           (277,398)   (6,481,651)   (411,893)  (10,281,141)
  Class C                                           (145,130)   (3,374,387)   (140,308)   (3,513,505)
  Class R                                            (13,032)     (293,725)     (6,732)     (162,285)
-----------------------------------------------------------------------------------------------------
                                                  (1,027,150)  (23,555,735) (1,263,463)  (31,227,749)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (608,660) $(13,823,480)   (489,659) $(12,237,439)
-----------------------------------------------------------------------------------------------------

                                                                    Stock and Bond
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           6/30/02                   6/30/01
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            146,498  $  3,597,006     160,956  $  4,094,887
  Class B                                            158,114     3,869,007     115,735     2,948,417
  Class C                                             81,985     2,016,810      56,517     1,434,687
  Class R                                             19,187       470,155      23,234       597,906
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             24,934       616,596     136,088     3,415,832
  Class B                                              3,188        78,788      22,890       573,223
  Class C                                              1,310        32,404       7,913       198,210
  Class R                                              4,413       109,096      18,905       474,543
-----------------------------------------------------------------------------------------------------
                                                     439,629    10,789,862     542,238    13,737,705
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (286,319)   (7,048,829)   (437,176)  (11,217,890)
  Class B                                            (89,617)   (2,194,867)    (98,109)   (2,514,230)
  Class C                                            (55,955)   (1,364,526)    (69,770)   (1,803,185)
  Class R                                            (10,604)     (257,883)    (11,917)     (307,189)
-----------------------------------------------------------------------------------------------------
                                                    (442,495)  (10,866,105)   (616,972)  (15,842,494)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                               (2,866) $    (76,243)    (74,734) $ (2,104,789)
-----------------------------------------------------------------------------------------------------


----
29

                                                                                   European Value
                                                                    --------------------------------------------
                                                                          Year Ended             Year Ended
                                                                           6/30/02                6/30/01
                                                                    ---------------------  ---------------------
                                                                       Shares       Amount    Shares       Amount
-----------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                            130,354  $ 2,328,666   199,493  $ 3,828,394
  Class B                                                              4,839       90,232    17,918      364,919
  Class C                                                              1,122       20,314    53,439      988,604
  Class R                                                             14,159      258,049   172,034    3,240,082
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                332        6,030    11,142      218,311
  Class B                                                                 --           --     9,584      185,017
  Class C                                                                 --           --     1,605       30,959
  Class R                                                                504        9,165     8,655      170,282
-----------------------------------------------------------------------------------------------------------------
                                                                     151,310    2,712,456   473,870    9,026,568
-----------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                           (136,972)  (2,441,218) (228,093)  (4,420,106)
  Class B                                                            (20,638)    (363,534)  (31,307)    (635,102)
  Class C                                                            (13,160)    (233,068)  (57,621)  (1,072,029)
  Class R                                                            (15,979)    (283,866) (186,413)  (3,526,474)
-----------------------------------------------------------------------------------------------------------------
                                                                    (186,749)  (3,321,686) (503,434)  (9,653,711)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (35,439) $  (609,230)  (29,564) $  (627,143)
-----------------------------------------------------------------------------------------------------------------

3. Subsequent Event - Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2002, to shareholders of record on July 9, 2002, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0390
                           Class B               .0260
                           Class C               .0260
                           Class R               .0430
                         -----------------------------
                         -----------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. Government and agency obligations and short-term investments for the fiscal year ended June 30, 2002, were as follows:

                                               Large-Cap   Municipal    Stock and    European
                                                   Value   and Stock         Bond       Value
---------------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $  625,311,787 $43,043,001 $ 42,659,654 $18,952,229
  U.S. Government and agency obligations              --          --   14,812,460          --
  Short-term investments                   2,210,120,320  11,629,228  237,441,602  30,503,761
Sales and maturities:
  Investment securities                      641,445,203  54,210,119   44,063,032  20,247,322
  U.S. Government and agency obligations              --          --   12,953,234          --
  Short-term investments                   2,212,624,096  11,629,228  237,946,249  29,948,338
---------------------------------------------------------------------------------------------

5. Income Tax Information

The following information is presented on an income tax basis as of June 30, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income adjustments due to accretion of discount on taxable market discount securities and amortization of premium on debt securities as well as timing differences in recognizing certain gains and losses on security transactions.


                       Large-Cap    Municipal   Stock and   European
                           Value    and Stock        Bond      Value
--------------------------------------------------------------------
Cost of investments $698,458,816 $112,736,978 $64,804,054 $8,535,603
--------------------------------------------------------------------


----
30


                                                              Large-Cap    Municipal    Stock and   European
                                                                  Value    and Stock         Bond      Value
------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                             $ 93,557,974  $ 9,873,051  $ 6,775,158  $ 610,030
Gross unrealized depreciation                              (68,611,930)  (9,347,809)  (3,845,198)  (433,850)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments $ 24,946,044  $   525,242  $ 2,929,960  $ 176,180
------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at June 30, 2002, were as follows:

                                        Large-Cap Municipal Stock and European
                                            Value and Stock      Bond    Value
  ----------------------------------------------------------------------------
  Undistributed tax-exempt income        $     --  $  9,220  $     --   $   --
  Undistributed ordinary income*          777,481   280,870   319,160    1,371
  Undistributed long-term capital gains        --        --   173,874       --
  ----------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended June 30, 2002, were as follows:

                                             Large-Cap   Municipal  Stock and European
                                                 Value   and Stock       Bond    Value
--------------------------------------------------------------------------------------
Distributions from tax-exempt income        $       --  $2,841,543 $       --  $    --
Distributions from ordinary income*          2,203,206     564,209  1,245,557   37,069
Distributions from long-term capital gains          --     359,308     26,824       --
--------------------------------------------------------------------------------------

* Ordinary income consists of taxable income derived from dividends, interest, market discount accretion and short-term capital gains, if any.

At June 30, 2002, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                             Large-Cap Municipal Stock and   European
                                 Value and Stock      Bond      Value
          -----------------------------------------------------------
          Expiration year:
            2009           $ 8,847,575  $     --       $-- $  254,067
            2010             4,045,175   368,520        --    972,067
          -----------------------------------------------------------
          Total            $12,892,750  $368,520       $-- $1,226,134
          -----------------------------------------------------------

The Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through June 30, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                     Large-Cap  Municipal Stock and European
                         Value  and Stock      Bond    Value
                   -----------------------------------------
                      $237,080 $5,886,382       $--  $28,808
                   -----------------------------------------

European Value intends to pass foreign tax credits through to the Fund's shareholders for their 2002 tax returns. Updated information regarding the available foreign tax credit, if any, and foreign source income for the 2002 calendar year will be provided with the 2002 Form 1099s.

6. Management Fee and Other Transactions with Affiliates

Under the Funds' investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Funds pay an annual management fee, payable monthly, which is based upon the average daily net assets of the Funds as follows:

                                  Large-Cap   Municipal   Stock and    European
                                      Value   and Stock        Bond       Value
 ------------------------------------------------------------------------------
 For the first $125 million     .8500 of 1% .7500 of 1% .7500 of 1% .9500 of 1%
 For the next $125 million      .8375 of 1  .7375 of 1  .7375 of 1  .9375 of 1
 For the next $250 million      .8250 of 1  .7250 of 1  .7250 of 1  .9250 of 1
 For the next $500 million      .8125 of 1  .7125 of 1  .7125 of 1  .9125 of 1
 For the next $1 billion        .8000 of 1  .7000 of 1  .7000 of 1  .9000 of 1
 For net assets over $2 billion .7750 of 1  .6750 of 1  .6750 of 1  .8750 of 1
 ------------------------------------------------------------------------------


----
31

The Adviser had agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net assets of Large-Cap Value, .95% of the average daily net assets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net assets of European Value. Effective August 1, 2000 through July 31, 2003, the Adviser agreed to waive fees and reimburse expenses in order to prevent total operating expenses (excluding 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.00% of the average daily net assets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net assets of European Value.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the investment portfolio of Large-Cap Value, Stock and Bond, and European Value, as well as the equity portion of Municipal and Stock's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

During the fiscal year ended June 30, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Large-Cap Municipal Stock and European
                                            Value and Stock      Bond    Value
 -----------------------------------------------------------------------------
 Sales charges collected (unaudited)     $229,177   $91,221   $26,841   $7,514
 Paid to authorized dealers (unaudited)   203,062    80,322    24,045    7,514
 -----------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                     Large-Cap Municipal Stock and European
                                         Value and Stock      Bond    Value
     ----------------------------------------------------------------------
     Commission advances (unaudited) $170,040   $87,333   $61,250   $8,407
     ----------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2002, the Distributor retained such 12b-1 fees as follows:

                                     Large-Cap Municipal Stock and European
                                         Value and Stock      Bond    Value
     ----------------------------------------------------------------------
     12b-1 fees retained (unaudited) $714,939  $312,342  $111,656  $19,245
     ----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2002, as follows:

                                  Large-Cap Municipal Stock and European
                                      Value and Stock      Bond    Value
        ----------------------------------------------------------------
        CDSC retained (unaudited) $244,339  $132,341   $28,154   $8,749
        ----------------------------------------------------------------

At June 30, 2002, The John Nuveen Company owned 1,250 shares of European Value's Class A, B and C and 146,250 shares of European Value's Class R.


----
32

7. Investment Composition

At June 30, 2002, the sector classifications of securities held in the portfolio of investments expressed as a percent of total investments were as follows:

                                    Large-Cap  Municipal  Stock and  European
                                        Value  and Stock       Bond     Value
  ----------------------------------------------------------------------------
  Consumer Discretionary                   19%         8%        13%       19%
  Consumer Staples                          6          3          4        14
  Education and Civic Organizations        --          7         --        --
  Energy                                    9          4          6        13
  Financials                               27         12         17        21
  Healthcare                               10         13          7         5
  Housing/Single Family                    --          4         --        --
  Industrials                               9          4          6         8
  Information Technology                    5          2          4        --
  Long-Term Care                           --          3         --        --
  Materials                                 4          2          3         5
  Tax Obligation/General                   --          3         --        --
  Tax Obligation/Limited                   --          8         --        --
  Transportation                           --          7         --        --
  U.S. Guaranteed                           3          7         35         3
  Utilities                                 8         12          5        12
  Other                                    --          1         --        --
  ----------------------------------------------------------------------------
                                          100%       100%       100%      100%
  ----------------------------------------------------------------------------

31% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.


----
33

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                Investment Operations        Less Distributions
                                             ---------------------------  ------------------------


LARGE-CAP VALUE


                                                             Net
                                                       Realized/
                                                      Unrealized
                                   Beginning     Net     Invest-              Net                   Ending
                                         Net Invest-        ment          Invest-                      Net
                                       Asset    ment        Gain             ment  Capital           Asset     Total
Year Ended June 30,                    Value  Income      (Loss)    Total  Income    Gains    Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002                                 $24.40   $ .08      $(3.06) $(2.98)   $(.07)  $   --  $ (.07) $21.35    (12.23)%
 2001                                  24.35     .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02
 2000                                  27.07     .22       (1.62)  (1.40)    (.25)   (1.07)  (1.32)  24.35     (5.33)
 1999                                  26.50     .19        2.64    2.83     (.04)   (2.22)  (2.26)  27.07     12.37
 1998                                  24.01     .26        4.55    4.81     (.25)   (2.07)  (2.32)  26.50     21.59
Class B (8/96)
 2002                                  24.19    (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)
 2001                                  24.17    (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23
 2000                                  26.87     .03       (1.60)  (1.57)    (.06)   (1.07)  (1.13)  24.17     (5.97)
 1999                                  26.47     .01        2.61    2.62       --    (2.22)  (2.22)  26.87     11.52
 1998                                  24.00     .10        4.51    4.61     (.07)   (2.07)  (2.14)  26.47     20.70
Class C (8/96)
 2002                                  24.16    (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)
 2001                                  24.13    (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24
 2000                                  26.84     .03       (1.61)  (1.58)    (.06)   (1.07)  (1.13)  24.13     (5.97)
 1999                                  26.43     .01        2.62    2.63       --    (2.22)  (2.22)  26.84     11.58
 1998                                  23.98     .10        4.49    4.59     (.07)   (2.07)  (2.14)  26.43     20.63
Class R (8/96)
 2002                                  24.46     .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)
 2001                                  24.41     .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24
 2000                                  27.14     .28       (1.62)  (1.34)    (.32)   (1.07)  (1.39)  24.41     (5.13)
 1999                                  26.52     .24        2.67    2.91     (.07)   (2.22)  (2.29)  27.14     12.71
 1998                                  24.02     .32        4.56    4.88     (.31)   (2.07)  (2.38)  26.52     21.91
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                             Ratios/Supplemental Data
                                   ---------------------------------------------------------------------------
                                                        Before Credit/         After          After Credit/
                                                        Reimbursement     Reimbursement(b)   Reimbursement(c)
LARGE-CAP VALUE                                       -----------------  -----------------  -----------------
                                                        Ratio              Ratio              Ratio
                                                       of Net             of Net             of Net
                                                      Invest-            Invest-            Invest-
                                            Ratio of     ment  Ratio of     ment  Ratio of     ment
                                            Expenses   Income  Expenses   Income  Expenses   Income
                                     Ending       to       to        to       to        to       to
                                        Net  Average  Average   Average  Average   Average  Average  Portfolio
                                     Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                   (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002                              $577,946     1.36%     .33%     1.36%     .33%     1.36%     .33%        81%
 2001                               672,917     1.34      .62      1.33      .63      1.32      .64         90
 2000                               669,651     1.34      .82      1.30      .85      1.30      .86        155
 1999                               793,546     1.28      .72      1.24      .76      1.24      .76        134
 1998                               790,063     1.36      .88      1.20     1.04      1.20     1.04        131
Class B (8/96)
 2002                                73,011     2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                                91,117     2.09     (.13)     2.08     (.11)     2.07     (.11)        90
 2000                                93,275     2.09      .08      2.06      .11      2.05      .12        155
 1999                                95,174     2.03     (.01)     1.99      .03      1.99      .03        134
 1998                                71,909     2.11      .22      1.95      .38      1.95      .38        131
Class C (8/96)
 2002                                53,729     2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                                63,835     2.09     (.14)     2.07     (.13)     2.07     (.12)        90
 2000                                55,303     2.11      .06      2.07      .09      2.05      .10        155
 1999                                41,071     2.02      .01      1.98      .04      1.98      .04        134
 1998                                21,426     2.11      .23      1.95      .39      1.95      .39        131
Class R (8/96)
 2002                                17,585     1.11      .58      1.11      .58      1.11      .58         81
 2001                                19,188     1.09      .86      1.08      .88      1.07      .88         90
 2000                                17,604     1.10     1.06      1.06     1.09      1.05     1.10        155
 1999                                16,904     1.03      .96       .99     1.00       .99     1.00        134
 1998                                18,335     1.11     1.10       .95     1.26       .95     1.26        131
---------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
34

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                Investment Operations       Less Distributions
                                             --------------------------  ------------------------


MUNICIPAL AND STOCK


                                                            Net
                                                      Realized/
                                                     Unrealized
                                   Beginning     Net    Invest-              Net                   Ending
                                         Net Invest-       ment          Invest-                      Net
                                       Asset    ment       Gain             ment  Capital           Asset     Total
Year Ended June 30,                    Value  Income     (Loss)    Total  Income    Gains    Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002                                 $24.15    $.61     $(2.54) $(1.93)   $(.71)  $ (.06) $ (.77) $21.45     (8.11)%
 2001                                  24.31     .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60
 2000                                  25.45     .74       (.96)   (.22)    (.81)    (.11)   (.92)  24.31      (.83)
 1999                                  25.46     .62        .70    1.32     (.65)    (.68)  (1.33)  25.45      5.49
 1998                                  23.11     .67       2.66    3.33     (.61)    (.37)   (.98)  25.46     14.71
Class B (8/96)
 2002                                  24.74     .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)
 2001                                  24.70     .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85
 2000                                  25.65     .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.70     (1.57)
 1999                                  25.53     .46        .68    1.14     (.34)    (.68)  (1.02)  25.65      4.71
 1998                                  23.11     .49       2.67    3.16     (.37)    (.37)   (.74)  25.53     13.91
Class C (8/96)
 2002                                  24.72     .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)
 2001                                  24.68     .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86
 2000                                  25.63     .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.68     (1.57)
 1999                                  25.51     .45        .69    1.14     (.34)    (.68)  (1.02)  25.63      4.71
 1998                                  23.10     .49       2.66    3.15     (.37)    (.37)   (.74)  25.51     13.87
Class R (8/96)
 2002                                  23.90     .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)
 2001                                  24.13     .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84
 2000                                  25.33     .80       (.96)   (.16)    (.93)    (.11)  (1.04)  24.13      (.64)
 1999                                  25.39     .68        .71    1.39     (.77)    (.68)  (1.45)  25.33      5.81
 1998                                  23.11     .72       2.66    3.38     (.73)    (.37)  (1.10)  25.39     14.94
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                             Ratios/Supplemental Data
                                   ---------------------------------------------------------------------------
                                              Before Credit/         After          After Credit/
                                              Reimbursement     Reimbursement(b)   Reimbursement(c)
MUNICIPAL AND STOCK                         -----------------  -----------------  -----------------
                                                        Ratio              Ratio              Ratio
                                                       of Net             of Net             of Net
                                                      Invest-            Invest-            Invest-
                                            Ratio of     ment  Ratio of     ment  Ratio of     ment
                                            Expenses   Income  Expenses   Income  Expenses   Income
                                     Ending       to       to        to       to        to       to
                                        Net  Average  Average   Average  Average   Average  Average  Portfolio
                                     Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                   (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002                              $ 68,197     1.29%    2.64%     1.25%    2.68%     1.25%    2.68%        34%
 2001                                85,586     1.26     2.96      1.24     2.98      1.24     2.98         37
 2000                                93,400     1.26     2.95      1.21     3.01      1.20     3.02         53
 1999                               123,917     1.23     2.49      1.19     2.52      1.19     2.52         52
 1998                               117,005     1.36     2.47      1.10     2.73      1.10     2.73         87
Class B (8/96)
 2002                                34,071     2.04     1.89      2.00     1.93      2.00     1.93         34
 2001                                41,641     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                                45,779     2.01     2.20      1.96     2.26      1.95     2.27         53
 1999                                52,718     1.98     1.80      1.94     1.83      1.94     1.83         52
 1998                                32,384     2.10     1.71      1.85     1.96      1.85     1.96         87
Class C (8/96)
 2002                                10,828     2.04     1.89      2.00     1.94      2.00     1.94         34
 2001                                14,302     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                                14,837     2.01     2.21      1.96     2.27      1.95     2.28         53
 1999                                20,498     1.98     1.76      1.94     1.80      1.94     1.80         52
 1998                                14,908     2.11     1.71      1.85     1.97      1.85     1.97         87
Class R (8/96)
 2002                                   783     1.04     2.90      1.00     2.94      1.00     2.94         34
 2001                                 1,120     1.01     3.21      1.00     3.22       .99     3.23         37
 2000                                 1,111     1.01     3.20       .96     3.26       .95     3.26         53
 1999                                 1,182      .98     2.72       .94     2.76       .94     2.77         52
 1998                                 1,353     1.11     2.73       .85     2.99       .85     2.99         87
---------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
35

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                Investment Operations        Less Distributions
                                             --------------------------  -------------------------


STOCK AND BOND


                                                            Net             From
                                                      Realized/           and in
                                                     Unrealized           Excess
                                   Beginning     Net    Invest-           of Net                    Ending
                                         Net Invest-       ment          Invest-                       Net
                                       Asset    ment       Gain             ment  Capital            Asset     Total
Year Ended June 30,                    Value  Income     (Loss)    Total  Income    Gains    Total   Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002(d)..........................    $25.25    $.44     $(1.73) $(1.29)   $(.47)  $ (.01)  $ (.48) $23.48     (5.14)%
 2001                                  25.20     .57       2.00    2.57     (.58)   (1.94)   (2.52)  25.25     10.39
 2000                                  27.18     .69      (1.02)   (.33)    (.70)    (.95)   (1.65)  25.20     (1.23)
 1999                                  26.39     .58       1.93    2.51     (.57)   (1.15)   (1.72)  27.18     10.21
 1998                                  23.84     .77       3.11    3.88     (.76)    (.57)   (1.33)  26.39     16.71
Class B (8/96)
 2002(d)..........................     25.25     .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.48     (5.86)
 2001                                  25.20     .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.25      9.58
 2000                                  27.18     .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.20     (1.97)
 1999                                  26.39     .39       1.93    2.32     (.38)   (1.15)   (1.53)  27.18      9.39
 1998                                  23.84     .59       3.10    3.69     (.57)    (.57)   (1.14)  26.39     15.86
Class C (8/96)
 2002(d)..........................     25.26     .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.49     (5.86)
 2001                                  25.21     .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.26      9.58
 2000                                  27.19     .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.21     (1.93)
 1999                                  26.39     .40       1.93    2.33     (.38)   (1.15)   (1.53)  27.19      9.39
 1998                                  23.84     .59       3.10    3.69     (.57)    (.57)   (1.14)  26.39     15.86
Class R (8/96)
 2002(d)..........................     25.24     .50      (1.72)  (1.22)    (.54)    (.01)    (.55)  23.47     (4.90)
 2001                                  25.19     .62       2.01    2.63     (.64)   (1.94)   (2.58)  25.24     10.66
 2000                                  27.18     .76      (1.03)   (.27)    (.77)    (.95)   (1.72)  25.19     (1.02)
 1999                                  26.39     .65       1.93    2.58     (.64)   (1.15)   (1.79)  27.18     10.48
 1998                                  23.84     .83       3.11    3.94     (.82)    (.57)   (1.39)  26.39     16.99
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                            Ratios/Supplemental Data
                                   --------------------------------------------------------------------------
                                                       Before Credit/         After          After Credit/
                                                       Reimbursement     Reimbursement(b)   Reimbursement(c)
STOCK AND BOND                                       -----------------  -----------------  -----------------
                                                       Ratio              Ratio              Ratio
                                                      of Net             of Net             of Net
                                                     Invest-            Invest-            Invest-
                                           Ratio of     ment  Ratio of     ment  Ratio of     ment
                                           Expenses   Income  Expenses   Income  Expenses   Income
                                    Ending       to       to        to       to        to       to
                                       Net  Average  Average   Average  Average   Average  Average  Portfolio
                                    Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002(d).......................... $42,907     1.40%    1.61%     1.25%    1.76%     1.24%    1.77%        82%
 2001                               49,030     1.41     2.04      1.25     2.20      1.24     2.21         73
 2000                               52,470     1.38     2.50      1.21     2.66      1.20     2.67         81
 1999                               67,512     1.36     2.10      1.19     2.27      1.19     2.27         96
 1998                               69,614     1.48     2.68      1.10     3.06      1.10     3.06         86
Class B (8/96)
 2002(d)..........................  13,067     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                               12,243     2.15     1.28      2.00     1.43      1.99     1.44         73
 2000                               11,200     2.13     1.76      1.96     1.92      1.95     1.93         81
 1999                               12,856     2.11     1.38      1.94     1.54      1.94     1.54         96
 1998                               10,356     2.24     1.93      1.85     2.32      1.85     2.32         86
Class C (8/96)
 2002(d)..........................   6,686     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                                6,498     2.15     1.29      2.00     1.44      1.99     1.45         73
 2000                                6,620     2.13     1.76      1.96     1.93      1.95     1.93         81
 1999                                7,142     2.10     1.38      1.94     1.54      1.94     1.55         96
 1998                                4,142     2.24     1.92      1.85     2.31      1.85     2.31         86
Class R (8/96)
 2002(d)..........................   5,324     1.15     1.86      1.00     2.01       .99     2.02         82
 2001                                5,396     1.15     2.27      1.00     2.42       .99     2.43         73
 2000                                4,625     1.13     2.74       .96     2.91       .95     2.92         81
 1999                                4,445     1.11     2.37       .94     2.53       .94     2.53         96
 1998                                3,413     1.23     2.94       .85     3.32       .85     3.32         86
--------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) As required, effective July 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount and amortizing premium on debt securities. The effect of this change for the fiscal year ended June 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized/unrealized investment gain (loss) per share of $.04 for each class. This change also decreased each of the ratios of net investment income to average net assets by .14% for each class. The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.



                                See accompanying notes to financial statements.

----
36

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                Investment Operations        Less Distributions
                                             ---------------------------  ------------------------


EUROPEAN VALUE


                                                             Net             From
                                                       Realized/           and in
                                                      Unrealized           Excess
                                   Beginning     Net     Invest-           of Net                   Ending
                                         Net Invest-        ment          Invest-                      Net
                                       Asset    ment        Gain             ment  Capital           Asset     Total
Year Ended June 30,                    Value  Income      (Loss)    Total  Income    Gains    Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (5/98)
 2002                                 $18.54   $ .02      $ (.82) $ (.80)   $(.08)  $   --  $ (.08) $17.66     (4.32)%
 2001                                  23.34     .09       (2.67)  (2.58)    (.18)   (2.04)  (2.22)  18.54    (11.60)
 2000                                  20.17     .18        3.28    3.46     (.18)    (.11)   (.29)  23.34     17.22
 1999                                  19.86     .22         .10     .32     (.01)      --    (.01)  20.17      1.63
 1998(d)                               20.00     .02        (.14)   (.12)    (.02)      --    (.02)  19.86      (.59)
Class B (5/98)
 2002                                  18.39    (.09)       (.81)   (.90)      --       --      --   17.49     (4.89)
 2001                                  23.17    (.06)      (2.67)  (2.73)    (.01)   (2.04)  (2.05)  18.39    (12.21)
 2000                                  20.04     .01        3.26    3.27     (.03)    (.11)   (.14)  23.17     16.34
 1999                                  19.87     .04         .13     .17       --       --      --   20.04       .86
 1998(d)                               20.00     .03        (.15)   (.12)    (.01)      --    (.01)  19.87      (.60)
Class C (5/98)
 2002                                  18.39    (.11)       (.79)   (.90)      --       --      --   17.49     (4.89)
 2001                                  23.16    (.06)      (2.66)  (2.72)    (.01)   (2.04)  (2.05)  18.39    (12.16)
 2000                                  20.04     .01        3.25    3.26     (.03)    (.11)   (.14)  23.16     16.29
 1999                                  19.87     .07         .10     .17       --       --      --   20.04       .86
 1998(d)                               20.00     .01        (.13)   (.12)    (.01)      --    (.01)  19.87      (.60)
Class R (5/98)
 2002                                  18.57     .09        (.83)   (.74)    (.13)      --    (.13)  17.70     (4.01)
 2001                                  23.39     .14       (2.68)  (2.54)    (.24)   (2.04)  (2.28)  18.57    (11.41)
 2000                                  20.21     .24        3.29    3.53     (.24)    (.11)   (.35)  23.39     17.44
 1999                                  19.87     .23         .13     .36     (.02)      --    (.02)  20.21      1.86
 1998(d)                               20.00     .03        (.13)   (.10)    (.03)      --    (.03)  19.87      (.52)
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                            Ratios/Supplemental Data
                                   --------------------------------------------------------------------------
                                                      Before Credit/          After          After Credit/
                                                       Reimbursement     Reimbursement(b)   Reimbursement(c)
EUROPEAN VALUE                                      -----------------   -----------------  -----------------
                                                       Ratio              Ratio              Ratio
                                                      of Net             of Net             of Net
                                                     Invest-            Invest-            Invest-
                                          Ratio of      ment  Ratio of     ment  Ratio of     ment
                                          Expenses    Income  Expenses   Income  Expenses   Income
                                   Ending       to        to        to       to        to       to
                                      Net  Average   Average   Average  Average   Average  Average  Portfolio
                                   Assets      Net       Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                 (000)   Assets    Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------
Class A (5/98)
 2002                              $2,132     2.64%    (.98)%     1.55%     .11%     1.54%     .12%       221%
 2001                               2,355     2.31     (.32)      1.55      .45      1.54      .46        263
 2000                               3,373     3.36    (1.00)      1.56      .80      1.55      .81        281
 1999                               3,277     2.44      .26       1.55     1.15      1.55     1.15        230
 1998(d)                              102    14.82*  (11.94)*     1.55*    1.33*     1.55*    1.33*         5
Class B (5/98)
 2002                               2,312     3.56    (1.78)      2.30     (.52)     2.29     (.52)       221
 2001                               2,723     3.06    (1.06)      2.30     (.30)     2.29     (.29)       263
 2000                               3,518     4.17    (1.83)      2.31      .03      2.30      .04        281
 1999                               3,130     3.17     (.68)      2.30      .19      2.30      .19        230
 1998(d)                              335    14.56*  (10.67)*     2.30*    1.59*     2.30*    1.59*         5
Class C (5/98)
 2002                                 400     3.67    (1.96)      2.30     (.60)     2.29     (.59)       221
 2001                                 642     3.13    (1.15)      2.30     (.33)     2.29     (.32)       263
 2000                                 868     4.22    (1.86)      2.31      .05      2.30      .06        281
 1999                                 711     3.20     (.56)      2.30      .34      2.30      .35        230
 1998(d)                               42    15.88*  (12.98)*     2.30*     .60*     2.30*     .60*         5
Class R (5/98)
 2002                               3,957     2.50     (.69)      1.30      .51      1.29      .51        221
 2001                               4,177     2.05     (.06)      1.30      .69      1.29      .70        263
 2000                               5,395     3.22     (.85)      1.31     1.06      1.30     1.07        281
 1999                               4,135     2.20      .30       1.30     1.20      1.30     1.20        230
 1998(d)                            3,240    15.04*  (11.99)*     1.30*    1.75*     1.30*    1.75*         5
--------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

----
37

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund (constituting Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Funds as of June 30, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated August 20, 2001 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
August 15, 2002


--------------------------------------------------------------------------------
38

                                     Notes

----
39

                                     Notes

----
40

                                     Notes

----
41

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                            Number of
                                               Year First                                                 Portfolios in
Name,                       Position(s)        Elected or   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Appointed and  Including other Directorships                  Overseen by
and Address                 the Fund         Term of Office During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:

-----------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the    1994 Term    Chairman and Director (since July 1996) of         130
3/28/1949                   Board, President Indefinite (2) The John Nuveen Company, Nuveen Investments,
333 W. Wacker Drive         and Trustee                     Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                           Institutional Advisory Corp.; prior thereto,
                                                            Executive Vice President and Director of The
                                                            John Nuveen Company and Nuveen Investments;
                                                            Director (since 1992) and Chairman (since
                                                            1996) of Nuveen Advisory Corp. and Nuveen
                                                            Institutional Advisory Corp.; Chairman and
                                                            Director (since January 1997) of Nuveen
                                                            Asset Management, Inc.; Director (since
                                                            1996) of Institutional Capital Corporation;
                                                            Chairman and Director (since 1999) of
                                                            Rittenhouse Financial Services Inc.; Chief
                                                            Executive Officer (since September 1999) of
                                                            Nuveen Senior Loan Asset Management Inc.

Trustees who are not interested persons of the Funds:

-----------------------------------------------------------------------------------------------------------------------
James E. Bacon              Trustee            1992 Term    Treasurer, Cathedral of St. John the Divine         18
2/27/1931                                    Indefinite (2) (New York City) (1997-present); formerly,
333 W. Wacker Drive                                         Director of Lone Star Industries, Inc.
Chicago, IL 60606                                           (1992-1999); previously, Director and
                                                            Executive Vice President of U.S. Trust
                                                            Corporation and Trustee of United States
                                                            Trust Company of New York.

-----------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee            2001 Term    Private Investor; previously President and          18
10/16/1946                                   Indefinite (2) C.E.O., Draper & Kramer, Inc. (a private
333 W. Wacker Drive                                         company that handles mortgage banking, real
Chicago, IL 60606                                           estate development, pension advising and
                                                            real estate management) (1995-1998).

-----------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee            1999 Term    President, The Hall-Perrine Foundation (a           18
10/22/1948                                   Indefinite (2) private philanthropic corporation);
333 W. Wacker Drive                                         Director, Alliant Energy; Director and Vice
Chicago, IL 60606                                           Chairman, United Fire & Casualty Company;
                                                            Director, Federal Reserve Bank of Chicago;
                                                            previously President and Chief Operating
                                                            Officer, SCI Financial Group, Inc. (a
                                                            regional financial services firm).

-----------------------------------------------------------------------------------------------------------------------
William L. Kissick          Trustee            1992 Term    Emeritus Professor, School of Medicine and          18
7/29/1932                                    Indefinite (2) the Wharton School of Management and former
333 W. Wacker Drive                                         Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                           Economics, University of Pennsylvania;
                                                            Adjunct Professor, Health Policy and
                                                            Management, Yale University.

-----------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand        Trustee            1992 Term    Retired; previously, Vice President in              18
11/11/1931                                   Indefinite (2) charge of Municipal Underwriting, Trading,
333 W. Wacker Drive                                         and Dealer Sales at The Northern Trust
Chicago, IL 60606                                           Company.

-----------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington        Trustee            1994 Term    President of Catalyst (a not-for-profit             18
2/24/1932                                    Indefinite (2) organization focusing on women's leadership
333 W. Wacker Drive                                         development in business and the professions).
Chicago, IL 60606

----
42

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President         2002     Vice President (since January 2002),               130
2/3/1966                                              formerly, Assistant Vice President (since
333 W. Wacker Drive                                   2000), previously, Associate of Nuveen
Chicago, IL 60606                                     Investments.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002     Vice President (since January 2002),               126
11/10/1966                                            formerly Assistant Vice President of Nuveen
333 W. Wacker Drive                                   Advisory Corp.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments (since        130
11/28/1967            Treasurer                       January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (from January 1997); formerly,
Chicago, IL 60606                                     Associate of Nuveen Investments; Vice
                                                      President and Treasurer (since September
                                                      1999) of Nuveen Senior Loan Asset Management
                                                      Inc.; Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Michael S. Davern     Vice President         1997     Vice President of Nuveen Advisory Corp.            126
6/26/1957
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            130
9/8/1954                                              (since August 2001); previously, Vice
333 W. Wacker Drive                                   President of Van Kampen Investment Advisory
Chicago, IL 60606                                     Corp. (since 1998); prior thereto, Assistant
                                                      Vice President of Van Kampen Investment
                                                      Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President         2002     Vice President (since January 2002) and            130
9/24/1964                                             Assistant General Counsel (since May 1998),
333 W. Wacker Drive                                   formerly Assistant Vice President of Nuveen
Chicago, IL 60606                                     Investments; Assistant Vice President and
                                                      Assistant Secretary (since 1998) of Nuveen
                                                      Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp.; prior thereto, Associate at
                                                      the law firm D'Ancona Partners LLC


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments; Vice         130
10/24/1945                                            President (since January 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1995     Managing Director of Nuveen Advisory Corp.         130
3/2/1964                                              and Nuveen Institutional Advisory Corp.
333 W. Wacker Drive                                   (since February 2001); prior thereto, Vice
Chicago, IL 60606                                     President of Nuveen Advisory Corp.;
                                                      Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998     Vice President of Nuveen Investments and           130
5/31/1954             Controller                      (since May 1998) The John Nuveen Company;
333 W. Wacker Drive                                   Vice President (since September 1999) of
Chicago, IL 60606                                     Nuveen Senior Loan Asset Management Inc.;
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President         1992     Vice President of Nuveen Advisory Corp.;           126
7/5/1955                                              Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Richard A. Huber      Vice President         1997     Vice President of Nuveen Institutional             126
3/26/1963                                             Advisory Corp.
333 W. Wacker Drive                                   (since March 1998) and Nuveen Advisory Corp.
Chicago, IL 60606

----
43

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1990     Vice President of Nuveen Advisory Corp.            126
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since March 2000) of Nuveen        130
3/22/1963                                               Investments, previously Assistant Vice
333 W. Wacker Drive                                     President (since January 1999); prior
Chicago, IL 60606                                       thereto, Associate of Nuveen Investments;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           130
8/27/1961                                               Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1992     Vice President, Assistant Secretary and            130
7/27/1951               Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments; Vice President and Assistant
Chicago, IL 60606                                       Secretary of Nuveen Advisory Corp. and
                                                        Nuveen Institutional Advisory Corp.; Vice
                                                        President and Assistant Secretary of The
                                                        John Nuveen Company and Nuveen Asset
                                                        Management, Inc.; Vice President and
                                                        Assistant Secretary (since September 1999)
                                                        of Nuveen Senior Loan Asset Management Inc.


-------------------------------------------------------------------------------------------------------------------

Edward F. Neild, IV     Vice President         1996     Managing Director (since September 1997),          130
7/7/1965                                                previously Vice President of Nuveen Advisory
333 W. Wacker Drive                                     Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                       Corp.; Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002     Vice President (since January 2002), formerly      126
9/14/1960                                               Assistant Vice President (1998) of Nuveen
333 W. Wacker Drive                                     Advisory Corp.; prior thereto, Portfolio
Chicago, IL 60606                                       Manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr. Vice President         1982     Vice President of Nuveen Advisory Corp. and        126
7/31/1951                                               Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered
Chicago, IL 60606                                       Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman    Vice President and     1992     Managing Director (since January 2002),            130
9/9/1956                Secretary                       Assistant Secretary and Associate General
333 W. Wacker Drive                                     Counsel, formerly Assistant General Counsel
Chicago, IL 60606                                       and Vice President of Nuveen Investments;
                                                        Managing Director (since January 2002),
                                                        General Counsel and Assistant Secretary,
                                                        formerly Vice President of Nuveen Advisory
                                                        Corp. and Nuveen Institutional Advisory
                                                        Corp.; Vice President and Assistant
                                                        Secretary of The John Nuveen Company;
                                                        Managing Director (since January 2002), and
                                                        Assistant Secretary (since September 1999),
                                                        formerly Vice President of Nuveen Senior
                                                        Loan Asset Management Inc.; Managing
                                                        Director (since January 2002), Assistant
                                                        Secretary and Associate General Counsel,
                                                        formerly Vice President (since 2000), of
                                                        Nuveen Asset Management Inc.; Chartered
                                                        Financial Analyst.

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officers serve one year terms through July of each year.

----
44

--------------------------------------------------------------------------------
Fund Information
================================================================================
Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787

Change of Independent Accountants
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended June 30, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2002.

On October 7, 2002, Boston Financial Data Services, Inc. will assume transfer agent responsibilities for Nuveen's mutual funds. This change requires no action on your part, and it will not affect the way your investments are managed.

The Nuveen Investor Services phone number will remain the same, (800) 257-8787, but transactions and results mailed for receipt after October 7th should be mailed to the following addresses. A deposit or request mailed to our old address may take longer to process.

Regular Address                          Overnight Address
Nuveen Investor Services                 Nuveen Investor Services
P.O. Box 8530                            66 Brooks Drive
Boston, MA 02266-8530                    Braintree, MA 02184-3800

Watch your mail for complete information about this change in mid-September.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

-----
45

Serving

Investors

For Generations
--------------------------------------------------------------------------------
John Nuveen, Sr. [Photo of John Nuveen Sr. appears here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
   Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com